UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. __)

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Digital Ally, Inc.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Digital Ally, Inc. 9705 Loiret Boulevard Lenexa, Kansas 66219 Stanton E. Ross President, Chief Executive Officer and Chairman of the Board
April 26, 2013

To our Stockholders:

I am pleased to invite you to attend the annual meeting of stockholders of Digital Ally, Inc. (“Digital”) to be held on Thursday, May 30, 2013 at 10:00 a.m., CDT, at our Company facility at 9705 Loiret Boulevard, Lenexa, Kansas 66219. Details regarding admission to the annual meeting and the business to be conducted are more fully described in the accompanying notice of annual meeting and proxy statement.

We have elected to take advantage of Securities and Exchange Commission rules that allow issuers to furnish proxy materials to their stockholders on the Internet. We believe that the rules will allow us to provide our stockholders with the information they need, while lowering the costs of delivery and reducing the environmental impact of our annual meeting.

Your vote is important. Whether or not you plan to attend the annual meeting, I hope that you will vote as soon as possible. Please review the instructions on each of your voting options described in the proxy statement and the notice of annual meeting you received in the mail.

Thank you for your ongoing support of, and continued interest in, Digital.

Sincerely,

Admission to the annual meeting will be limited to stockholders. Please note that admission ticket and picture identification will be required to enter the annual meeting. Each stockholder will be entitled to bring a guest to the annual meeting. For stockholders of record, an admission ticket is printed on the back cover of these proxy materials and on the notice of annual meeting. An individual arriving without an admission ticket will not be admitted unless it can be verified that the individual was a Digital stockholder as of the record date. Backpacks, cameras, cell phones with cameras, recording equipment and other electronic recording devices will not be permitted at the annual meeting. Digital reserves the right to inspect any persons or items prior to their admission to the annual meeting. Failure to follow the meeting rules or permit inspection will be grounds for exclusion from the meeting.

Digital Ally, Inc.

9705 Loiret Blvd
Lenexa, Kansas 66219
(913) 814-7774

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on Thursday, May 30, 2013

The 2013 Annual Meeting of the Stockholders of Digital Ally, Inc., a Nevada corporation (“Digital” or the “Company”), will be held at the Corporate facility located at 9705 Loiret Boulevard, Lenexa, Kansas, 66219 on Thursday, May 30, 2013 at 10:00 a.m., CDT, for the following purposes:

1.	To elect seven directors;
2.
To approve an amendment to our Articles of Incorporation to increase the number of authorized shares of our capital stock that we may issue from 9,375,000 to 85,000,000, of which 75,000,000 shares shall be classified as common stock and 10,000,000 shares shall be classified as blank check preferred stock.

3.	To approve the 2013 Stock Option and Restricted Stock Plan;
4.
To give an advisory (non-binding) vote to approve the compensation of the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion in the accompanying proxy statement;

5.	To give an advisory (non-binding) vote as to whether the stockholder votes regarding our executive compensation should occur every three years, every two years or every year;
6.	To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm; and
7.	To act upon such other business as may properly come before the annual meeting.

The foregoing items of business are more fully described in the proxy statement accompanying this notice. Only stockholders of record at the close of business on April 8, 2013 will be entitled to vote at the annual meeting or any adjournment or postponement thereof. You are cordially invited to attend the annual meeting. Whether or not you plan to attend the annual meeting, please sign, date and return your proxy to us promptly. Your cooperation in signing and returning the proxy will help avoid further solicitation expense.

Pursuant to rules promulgated by the Securities and Exchange Commission, or the SEC, we have elected to provide access to our proxy materials both by sending you this full set of proxy materials, including a notice of annual meeting, proxy statement, and 2012 Annual Report to Stockholders, and by notifying you of the availability of our proxy materials on the Internet. Copies of our notice of annual meeting, proxy statement and 2012 Annual Report to Stockholders are available at www.digitalallyinc.com.

By order of the Board of Directors Stanton E. Ross Chairman of the Board, President and Chief Executive Officer

April 26, 2013
Lenexa, Kansas

YOUR VOTE IS IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, WE URGE YOU TO VOTE AND SUBMIT YOUR PROXY AS PROMPTLY AS POSSIBLE TO ENSURE THE PRESENCE OF A QUORUM.  TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY EXACTLY AS YOUR NAME APPEARS ON IT AND RETURN IMMEDIATELY IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

Table of Contents	Page
Notice of Annual Meeting of Stockholders
Proxy Statement for 2013 Annual Meeting of Stockholders	1
Record Date and Voting Securities	1
Revocability of Proxies	2
Quorum Requirement	2
Voting	2
Abstentions and Broker Non-Votes	3
Stockholder List	4
Proxy Solicitation Costs	4
Our Voting Recommendations	4
Voting Results	4
Stockholders Sharing the Same Address	4
Deadline for Receipt of Stockholder Proposals for 2014 Annual Meeting of Stockholders	5
Other Matters	5

Proposal One: Election of Directors
Nominees	6
Vote Required and Board Recommendation	9
Board of Directors and Committee Meetings	9
Committees of the Board of Directors	9
Compensation Committee Interlocks and Insider Participation	12
Board of Directors' Role in the Oversight of Risk Management	12
Board Leadership Structure	13
Stockholder Communication with the Board of Directors	13
Policy for Director Recommendations and Nominations	13
Code of Ethics and Conduct	14
Director Compensation	15

Proposal Two: Approval of an amendment to our Articles of Incorporation to increase the number of authorized shares of our capital stock that we may issue from 9,375,000 to 85,000,000, of which 75,000,000 shares shall be classified as common stock and 10,000,000 shares shall be classified as blank check preferred stock.

Amendment to the Articles of Incorporation
Vote Required and Board Recommendation	20

Proposal Three: Approval of 2013 Stock Option and Restricted Stock Plan
Summary of the 2013 Stock Option and Restricted Stock Plan	21
Vote Required and Board Recommendation	20

Proposal Four: Advisory (Non-binding) Vote on Executive Compensation
Summary of Advisory (Non-binding) Vote on Executive Compensation	28
Vote Required and Board Recommendation

Proposal Five: Advisory (Non-binding) Vote on the Frequency of Stockholder Votes Regarding Executive Compensation
Summary of Advisory (Non-binding) Vote on the Frequency of Stockholder Votes Regarding Executive Compensation
Vote Required and Board Recommendation

Digital Ally, Inc.
PROXY STATEMENT
FOR THE 2013 ANNUAL MEETING OF STOCKHOLDERS
INFORMATION CONCERNING SOLICITATION AND VOTING

General

The enclosed proxy is solicited on behalf of the Board of Directors of Digital Ally, Inc., a Nevada corporation, for use at the 2013 Annual Meeting of Stockholders to be held Thursday, May 30, 2013 at 10:00 a.m., CDT, or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying notice of annual meeting of stockholders. The annual meeting will be held at our corporate facility, located at 9705 Loiret Boulevard, Lenexa, Kansas, 66219. The telephone number at that location is (913) 814-7774.

These proxy solicitation materials were first mailed on or about April 26, 2013 to all stockholders entitled to vote at the meeting.

Record Date and Voting Securities

Stockholders of record at the close of business on April 8, 2013 are entitled to notice of and to vote at the meeting. At the record date, 2,075,564 shares of our common stock were issued and outstanding and held of record by 82 stockholders.

Stockholder of Record: Shares Registered in Your Name. If on April 8, 2013, your shares were registered directly in your name with our transfer agent, First American Stock Transfer, then you are a stockholder of record. As a stockholder of record, you may vote in person at the annual meeting or vote by proxy. Whether or not you plan to attend the annual meeting, we urge you to complete and return the enclosed proxy card or vote by proxy via telephone or the Internet as instructed on your proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on April 8, 2013, your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in "street name" and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the annual meeting.

As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. If you do not provide instructions for voting the shares that you beneficially own, the organization holding your shares cannot vote them for you for Proposals 1 through 5, as follows: Proposal 1, the election of directors; Proposal 2, to approve an amendment of our Articles of Incorporation to increase the number of authorized shares of our common stock from 9,375,000 to 75,000,000 and to authorize 10,000,000 shares of blank check preferred stock; Proposal 3, to approve the 2013 Stock Option and Restricted Stock Plan; Proposal 4, to give an advisory (non-binding) vote to approve the compensation of the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion in the accompanying proxy statement; and Proposal 5, to give an advisory (non-binding) vote as to whether the stockholder votes regarding our executive compensation should occur every three years, every two years or every year.

We encourage you to provide voting instructions to the brokerage firm, bank, dealer, or other similar organization that is the record holder of your shares. A number of brokers and banks enable beneficial holders to give voting instructions via telephone or the internet. Please refer to the voting instructions provided by your bank or broker. You are also invited to attend the annual meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the annual meeting unless you provide a valid proxy from your broker, bank or other custodian.

Revocability of Proxies

You may revoke your proxy at any time before it is voted at the annual meeting. In order to do this, you may either:

●	sign and return another proxy bearing a later date;
●	provide written notice of the revocation to Thomas J. Heckman, our Secretary, prior to the time we take the vote at the annual meeting; or
●	attend the annual meeting and vote in person.

Quorum Requirement

A quorum, which is a majority of our outstanding shares of common stock as of the record date, must be present or represented by proxy in order to hold the annual meeting and to conduct business. Your shares will be counted as being present at the annual meeting if you attend the meeting in person or if you submit a properly executed proxy card.

Voting

You are entitled to one vote for each share of common stock that you hold on the record date.

Stockholder of Record: Shares Registered in Your Name. If you are a stockholder of record, you may vote by proxy using the enclosed proxy card, vote by proxy on the internet or by telephone, or vote in person at the annual meeting. Whether or not you plan to attend the annual meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the annual meeting and vote in person if you have already voted by proxy.

–> To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the annual meeting, we will vote your shares as you direct.

–> To vote on the internet, please follow the instructions provided on your proxy card.

–> To vote by telephone, please follow the instructions provided on your proxy card.

–> To vote in person, come to the annual meeting and we will give you a ballot when you arrive.

If you hold your shares in your own name as a holder of record, you may instruct the proxy holders how to vote your common stock by signing, dating and mailing the proxy card in the postage paid reply envelope that we have provided. Of course, you may also choose to come to the annual meeting and vote your shares in person. The proxy holders will vote your shares in accordance with those instructions. If you sign and return a proxy card without giving specific voting instructions, your shares will be voted as recommended by our Board of Directors.

We provide internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from your internet provider.

Beneficial Owner: Shares Registered in the Name of Broker or Bank. If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received instructions for granting proxies with these proxy materials from that organization rather than from the Company. A number of brokers and banks enable beneficial holders to give voting instructions via telephone or the internet. Please refer to the voting instructions provided by your bank or broker. To vote in person at the annual meeting, you must provide a valid proxy from your broker, bank, or other custodian. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

If you return a signed and dated proxy card without marking any voting selections, your shares will only be voted for Proposal 6, and not for Proposals 1, 2, 3, 4 or 5. Thus, if you are not a record holder and hold your shares through a bank or broker, you must provide voting instructions to the record holder of the shares in accordance with its requirements in order for your shares to be properly voted for the following proposals: Proposal 1, the election of directors; Proposal 2, to approve an amendment of our Articles of Incorporation to increase the number of authorized shares of our common stock from 9,375,000 to 75,000,000 and to authorize 10,000,000 shares of blank check preferred stock; Proposal 3, to approve the 2013 Stock Option and Restricted Stock Plan; Proposal 4, to give an advisory (non-binding) vote to approve the compensation of the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion in the accompanying proxy statement; and Proposal 5, to give an advisory (non-binding) vote as to whether the stockholder votes regarding our executive compensation should occur every three years, every two years or every year. If any other matter is properly presented at the meeting, your proxy (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

If you beneficially own your shares in street name and you do not instruct your bank or broker how to vote on Proposals 1 through 5, no votes will be cast on your behalf at the annual meeting as to these proposals. Your bank or broker will, however, have discretion to vote any uninstructed shares on Proposal 6.

Abstentions and Broker Non-Votes

If you return a proxy card that indicates an abstention from voting on all matters, the shares represented will be counted as present for the purpose of determining a quorum, but they will not be voted on any matter at the annual meeting. Consequently, if you abstain from voting on Proposals 1 through 6, your abstention will have no effect on the outcome of the vote with respect to these proposals.

If your shares are held by your broker as your nominee (that is, in "street name"), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to "discretionary" items, but not with respect to "non-discretionary" items. Discretionary items are proposals considered routine under the rules of the New York Stock Exchange ("NYSE") on which your broker may vote shares held in street name without your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes. Under NYSE rules, any election of a member of the Board of Directors, whether contested or uncontested, is considered "non-discretionary" and therefore brokers are no longer permitted to vote your shares held in street name for the election of directors in the absence of instructions from you. Each of Proposals 1, 2, 3, 4 and 5 are "non-discretionary." Therefore, if you hold your shares through a broker, nominee, fiduciary or other custodian, your shares will not be voted on those proposals unless you provide voting instructions to the record holder.

A “broker non-vote” occurs when a broker expressly instructs on a proxy card that it is not voting on a matter, whether routine or non-routine. Broker non-votes are counted for the purpose of determining the presence or absence of a quorum, but are not counted for determining the number of votes cast for or against a proposal. Your broker will have discretionary authority to vote your shares on Proposal 6 only.

Stockholder List

The stockholder list as of the record date will be available for examination by any stockholder at our corporate office, 9705 Loiret Boulevard, Lenexa, Kansas 66219, beginning May 10, 2013, which is at least ten business days prior to the date of the annual meeting and the stockholder list will be available at the annual meeting.

Proxy Solicitation Costs

This solicitation of proxies is made by our Board of Directors, and we will bear all related costs. None of our directors intends to oppose any action for which stockholder approval is being solicited. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may also be solicited by certain of our directors, officers and regular employees, without additional compensation, personally or by telephone or facsimile.

Our Voting Recommendations

Our Board of Directors recommends that you vote:

●	FOR the seven nominees to the Board of Directors;
●
FOR approval of an amendment to our Articles of Incorporation to increase the number of authorized shares of our capital stock from 9,375,000 to 85,000,000, of which 75,000,000 shares will be classified as common stock and 10,000,000 shares as blank check preferred stock;

●	FOR approval of the 2013 Stock Option and Restricted Stock Plan;
●
FOR approval of the compensation of the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion in the accompanying proxy statement;

FOR the advisory (non-binding) stockholder vote regarding our executive compensation to occur every three years;
●	FOR ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm; and
●	On such other matters that may properly come before the annual meeting in accordance with the best judgment of the individual proxies named in the proxy.

Voting Results

The preliminary voting results will be announced at the annual meeting. The final voting results will be calculated by our Inspector of Elections and published in our report on Form 8-K within four business days of the meeting.

Stockholders Sharing the Same Address

Digital has adopted a procedure called “householding,” which has been approved by the Securities and Exchange Commission. Under this procedure, Digital is delivering only one copy of the annual report and proxy statement to multiple stockholders who share the same address, unless Digital has received contrary instructions from an affected stockholder. This procedure reduces Digital’s printing costs, mailing costs, and fees. Stockholders who participate in householding will continue to receive separate proxy cards.

Digital will deliver, promptly upon written or oral request, a separate copy of the annual report and the proxy statement to any stockholder at a shared address to which a single copy of either of those documents was delivered. To receive a separate copy of the annual report or proxy statement, you may write or call Digital’s Investor Relations Department at 9705 Loiret Boulevard, Lenexa, Kansas 66219, telephone (913) 814-7774. Any stockholders of record who share the same address and currently receive multiple copies of Digital’s annual report and proxy statement and who wish to receive only one copy of these materials per household in the future should contact Digital’s Investor Relations Department at the address or telephone number listed above to participate in the householding program.

A number of brokerage firms have instituted householding. If you hold your shares in “street name,” please contact your bank, broker, or other holder of record to request information about householding.

Deadline for Receipt of Stockholder Proposals for 2014 Annual Meeting of Stockholders

As a stockholder, you may be entitled to present proposals for action at an upcoming meeting if you comply with the requirements of the proxy rules established by the Securities and Exchange Commission and our bylaws. Stockholders wishing to present a proposal at our 2014 annual meeting of stockholders must submit such proposal to us by December 27, 2013, if they wish it to be eligible for inclusion in the proxy statement and form of proxy relating to that meeting. In connection with our 2014 annual meeting of stockholders, we intend to solicit proxies granting discretionary authority to the proxyholders to vote on any matters submitted by stockholders by December 27, 2013. In addition, under our bylaws, a stockholder wishing to make a proposal at the 2014 annual meeting of stockholders must submit such a proposal to us by December 27, 2013. Any such proposals should be in compliance with our bylaws and should be submitted to Digital Ally, Inc., 9705 Loiret Boulevard, Lenexa, Kansas 66219, Attention: Thomas J. Heckman, Secretary.

Other Matters

Other than the proposals listed above, our Board of Directors does not intend to present any other matters to be voted on at the meeting. Our Board of Directors is not currently aware of any other matters that will be presented by others for action at the meeting. However, if other matters are properly presented at the meeting and you have signed and returned your proxy card, the proxy holders will have discretion to vote your shares on these matters to the extent authorized under the Securities Exchange Act of 1934, as amended.

Important notice regarding the availability of proxy materials for the 2013 Annual Meeting of Stockholders to be held on May 30, 2013:

Copies of our notice of annual meeting, proxy statement and 2012 Annual Report to Stockholders are available online at www.digitalallyinc.com.

Proposal One

Election of Directors

Nominees

A Board of seven directors is to be elected at the 2013 Annual Meeting of Stockholders. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the seven nominees named below, of all of which are presently directors of Digital.

If any nominee is unable or declines to serve as a director at the time of the annual meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. We are not aware of any nominee who will be unable or will decline to serve as a director. The term of office for each person elected as a director will continue until the next annual meeting of stockholders or until a successor has been elected and qualified. The names of the nominees and certain information about them as of the date of this proxy statement are set forth below:

Name of Nominee	Principal Occupation	Age	Director Since
Stanton E. Ross	Chairman, President and Chief Executive Officer	51	2005
Leroy C. Richie (1)(2)(3)(4)	Lead Outside Director, Chairman of the Nominating and Governance Committee and attorney	71	2005
Daniel F. Hutchins (1)(3)(4)	Certified Public Accountant; Chairman of Audit Committee	57	2007
Elliot M. Kaplan (3)(4)	Attorney	62	2005
Bernard A. Bianchino (1)(2)(4)	Consultant; Chairman of the Compensation Committee and the Strategic Planning Committee	64	2009
Stephen Gans (1)(2)	Investor	41	2012
Steven Phillips	Director of Engineering at Garmin Ltd.; Former Digital Ally, Inc. Vice President -- Engineering	64	2012
___________

(1) Member of Audit Committee

(2) Member of Compensation Committee

(3) Member of Nominating and Governance Committee

(4) Member of Strategic Planning Committee

Stanton E. Ross has served as Chairman, President and Chief Executive Officer since September 2005. From March 1992 to June 2005, Mr. Ross was the Chairman and President of Infinity Energy Resources, Inc., a publicly held oil and gas exploration and development company (“Infinity”), and served as an officer and director of each of Infinity’s subsidiaries. He resigned all of his positions with Infinity in June 2005, except Chairman, but was reappointed President in October 2006. Mr. Ross served on the board of directors of Studio One Media, Inc., a publicly held company, from January 2013 to March 2013. From 1991 until March 1992, he founded and served as President of Midwest Financial, a financial services corporation involved in mergers, acquisitions and financing for corporations in the Midwest. From 1990 to 1991, Mr. Ross was employed by Duggan Securities, Inc., an investment banking firm in Lenexa, Kansas, where he primarily worked in corporate finance. From 1989 to 1990, he was employed by Stifel, Nicolaus & Co., a member of the New York Stock Exchange, where he was an investment executive. From 1987 to 1989, Mr. Ross was self-employed as a business consultant. From 1985 to 1987, Mr. Ross was President and founder of Kansas Microwave, Inc., which developed a radar detector product. From 1981 to 1985, he was employed by Birdview Satellite Communications, Inc., which manufactured and marketed home satellite television systems, initially as a salesman and later as National Sales Manager. Mr. Ross devotes such time to the business of the Company as he deems necessary to discharge his fiduciary duties to it. Mr. Ross estimates he devoted most of his time to Digital Ally and the balance to Infinity in 2012. In late 2007, Infinity sold a substantial portion of its operating assets and has not required a substantial amount of his time since such point. Mr. Ross holds no public company directorships other than with the Company and Infinity and has not held any others during the previous five years, except for Studio One Media, Inc. The Company believes that Mr. Ross’s broad entrepreneurial, financial and business expertise and his experience with micro-cap public companies and his role as President and Chief Executive Officer give him the qualifications and skills to serve as a Director.

Leroy C. Richie has been the Lead Outside Director of Digital Ally since September 2005. He is also a member of the Audit, Strategic Planning and Compensation Committees and is the Chairman of the Nominating and Governance Committee. Since June 1, 1999 Mr. Richie has been a director of Infinity Energy Resources, Inc., a publicly held oil and gas exploration and development company. Additionally, Mr. Richie serves as a member of the boards of directors of the following corporations and serves in the additional capacities noted: OGE Energy Corp., Chairman of the Compensation Committee and a member of the Corporate Governance Committee; and member of the board of directors of Columbia Mutual Funds, an investment company within the mutual fund family managed by Ameriprise Financial, Inc. Since 2004, he has been of counsel to the Detroit law firm of Lewis & Munday, P.C. From September 2000 to November 2004, he was Chairman and Chief Executive Officer of Q Standards World Wide, Inc. From April 1999 to August 2000, he was President of Capitol Coating Technologies, Inc. He holds no other public directorships and has not held any others during the previous five years, except for Kerr-McGee Corporation. Mr. Richie was formerly Vice President of Chrysler Corporation and General Counsel for automotive legal affairs, where he directed all legal affairs for that company’s automotive operations from 1986 until his retirement in 1997. Before joining Chrysler, he served as director of the New York office of the Federal Trade Commission. Mr. Richie received a B.A. from City College of New York, where he was valedictorian, and a J.D. from the New York University School of Law, where he was awarded an Arthur Garfield Hays Civil Liberties Fellowship. The Company believes that Mr. Richie’s extensive experience as a lawyer and as an officer or director of public companies gives him the qualifications and skills to serve as a Director.

Daniel F. Hutchins was elected a Director in December 2007. He serves as Chairman of the Audit Committee and is the Board’s financial expert. He is also a member of the Strategic Planning and Nominating and Corporate Governance Committees. Mr. Hutchins, a Certified Public Accountant, is a Principal with the accounting firm of Hutchins & Haake, LLC and currently serves as the Chief Financial Officer of Infinity Energy Resources, Inc., a publicly held oil and gas exploration and development company, of which Stanton E. Ross is the Chairman and President. He was previously a member of the Advisory Board of Digital Ally. Mr. Hutchins has served as an instructor for the Becker CPA exam with the Keller Graduate School of Management and has over 17 years of teaching experience preparing CPA candidates for the CPA exam. He has 30 years of public accounting experience, including five years with Deloitte & Touche, LLP. He has served on the boards of various non-profit groups and is a member of the American Institute of Certified Public Accountants. Mr. Hutchins earned his Bachelor of Business Administration degree in Accounting at Washburn University in Topeka, Kansas. Mr. Hutchins holds no other public company directorships currently and has not held any others during the previous five years. The Company believes that Mr. Hutchins’ significant experience in finance and accounting gives him the qualifications and skills to serve as a Director.

Elliot M. Kaplan has been a Director since September 2005 and is a member of the Strategic Planning and Nominating and Governance Committees. Mr. Kaplan was a practicing attorney with Daniels & Kaplan, P.C. from 1994 through 2006, with a concentration in corporate strategy. During the years 1985 through 1993, Mr. Kaplan practiced with the law firms of Berman, DeLeve, Kuchan and Chapman (1991-1993); DeWitt, Zeldin and Bigus (1990-1991); and Husch, Eppenberger, Donahue, Cornfeld and Jenkins (1985-1990). From 1983 to 1985, he served as Vice President, Assistant General Counsel and Assistant Secretary of Air One, Inc. He also served on the board of directors of Infinity Energy Resources, Inc., a publicly held oil and gas exploration and development company, from July 2004 through June 18, 2008. Mr. Kaplan served as the chairman of the Advisory Board of Executive Action and was a member of the SCCA ProRacing Board of Directors until early 2011. Mr. Kaplan holds no other public company directorships currently and has not held any others during the previous five years. The Company believes that Mr. Kaplan’s broad legal and business expertise give him the qualifications and skills to serve as a Director.

Bernard A. Bianchino has been a Director since June 2009 and is Chairman of the Compensation and Strategic Planning Committees and a member of the Audit Committee. Mr. Bianchino is the President and Chief Executive Officer of Jaguar Telecom, LLC, a company he founded in 2003, which seeks to develop new business products and concepts and provide consulting services to the wireless telecommunications industry. Jaguar Telecom is a member, and Mr. Bianchino is the Chairman, of B2 Telecom, LLC a privately-held company which provides carrier services to telecommunications companies. In 2003, Mr. Bianchino was employed by the Bryan Cave, LLP law firm in Kansas City, Missouri. In 2001, he served as President and Chief Executive Officer of OnFiber Communications, a local fiber services venture headquartered in Austin, Texas that was founded to provide the delivery of fiber optic broadband services to service providers in major metropolitan areas throughout the U.S. Mr. Bianchino served as Chief Executive Officer of Pegaso PCS, in 2000, a Mexican national wireless and wireline telecommunications company, which served four of the largest cities in Mexico. From 1995 until 2000, Mr. Bianchino was the Chief Business Development Officer for Sprint PCS in Kansas City, Missouri. In 1994 and 1995, Mr. Bianchino served as Executive Vice President, General Counsel and External Affairs Officer of Qwest Communications in Denver, Colorado. During the years 1986-1994, Mr. Bianchino served in a number of legal capacities with US Sprint and Sprint Corporation in Kansas City, Missouri, completing his service as Vice President – Law and General Business of Sprint Corporation. From 1978 until 1994, Mr. Bianchino worked as Legal Counsel for Exxon Corporation’s new venture group, Exxon Enterprises. During the years 1974-1978, Mr. Bianchino worked for the U.S. Government in Oak Ridge, Tennessee, completing his service as a Senior Attorney with the United States Department of Energy. Mr. Bianchino received his undergraduate and law degrees from Washburn University in Topeka, Kansas. Mr. Bianchino holds no other public company directorships and has not held any others during the previous five years. He is a member of the Johnson County Charter Commission in Johnson County, Kansas. The Company believes that Mr. Bianchino’s legal, financial and business expertise, including a background of managing and directing a technology-based company, gives him the qualifications and skills to serve as a Director.

Stephen Gans has been a director since May 2012. Mr. Gans has served as a director of Hollywood Media (Nasdaq: HOLL) since December 2009, where he is a member of its Audit and Stock Option Committees. Since March 2005, Mr. Gans has served as Managing Member of Gans Family Investments LLP, an investment firm focused on the technology, media and telecommunications industries. Mr. Gans also served on the Board of Directors of City National Bancshares, the holding company of City National Bank of Florida, from January 2000 until November 2008. Mr. Gans received a B.A. in Business and a Masters in Accounting from The University of Texas at Austin in 1994. Mr. Gans holds no other public company directorships and has not held any others during the previous five years. The Company believes that Mr. Gans’ experience as the Managing Member of an investment firm focusing on the technology, media and telecommunications industries gives him the qualifications and skills to serve as a director would make him a valuable member of our Board.

Steven Phillips has been a director since July 2012. Mr. Phillips is the Director of Marine Engineering for Garmin, Ltd from July 2012 through the present. Previously, Mr. Phillips served as Vice President—Engineering for Digital Ally from March 2009 through July 2012. From 1998 through March 2009, Mr. Phillips held a variety of engineering and management positions with Garmin International, where he was in charge of that company's development program for its marine radar product line. He was also the leader of a team that designs or consults on the designs of Garmin's antennas for all of its products. Mr. Phillips initially joined Garmin to develop its second-generation GPS RF integrated circuit, which was used in all of Garmin's navigation products. From 1988 through 1998, Mr. Phillips worked for Puritan Bennett, a medical electronics company that produced mechanical ventilation and respiratory care devices, where he was responsible for oximetry and ventilator product engineering design teams. While at Puritan Bennett, he was issued a patent on a circuit that senses and controls a patient's airflow. From 1981 to 1986, Mr. Phillips served as Vice President of Engineering at Birdview Satellite Communications, a microwave electronics design and manufacturing company. He was responsible for, and contributed to the design of, Birdview's line of microwave products, including C-band low-noise block converters, antennas and baseband receivers. Mr. Phillips joined Kustom Electronics (now Kustom Signals, Inc.), which currently designs, manufactures and markets traffic speed radar systems, lidar, in-car video systems, and mobile roadside speed monitoring trailers,. During his years at Kustom Electronics, he was involved in the design of mobile terminals for law enforcement, aviation test equipment, and audio products. Mr. Phillips graduated from Texas Tech University with a B.S. degree in Electrical Engineering in 1971. Mr. Phillips holds no other public company directorships and has not held any others during the previous five years. The Company believes that Mr. Phillips’ experience with technology companies gives him the qualifications and skills to serve as a director would make him a valuable member of our Board.

Our Directors are elected annually and hold office until the next annual meeting of our stockholders or until their successors are elected and qualified. Officers are elected annually and serve at the discretion of the Board of Directors. There is no family relationship between any of our directors, director nominees and executive officers. Board vacancies are filled by a majority vote of the Board.

Vote Required and Board Recommendation

If a quorum is present and voting, the seven nominees receiving the greatest number of votes will be elected to the Board of Directors. Votes withheld from any nominee will be counted for purposes of determining the presence or absence of a quorum for transaction of business at the meeting, but will have no other legal effect upon the election of directors under Nevada law.

Our Board of Directors unanimously recommends that our stockholders vote
FOR each of the seven nominees named above.

Board of Directors and Committee Meetings

Our Board of Directors held six regular and four telephonic meetings during the fiscal year ended December 31, 2012. Each of our directors attended at least 75% of the meetings of the Board of Directors and the committees on which he served in the fiscal year ended December 31, 2012. Our directors are expected, absent exceptional circumstances, to attend all Board meetings and meetings of committees on which they serve, and are also expected to attend our annual meeting of stockholders. All directors then in office attended the 2012 annual meeting of stockholders.

Committees of the Board of Directors

Our Board of Directors currently has four committees: an Audit Committee, a Compensation Committee, a Nominating and Governance Committee and a Strategic Planning Committee. Each committee has a written charter approved by the Board of Directors outlining the principal responsibilities of the committee. These charters are also available on the Investor Relations page of our website. All of our directors, other than our Chairman and Chief Executive Officer, have met in executive sessions without management present on a regular basis in 2012 and 2013.

Audit Committee

Our Audit Committee appoints the Company’s independent auditors, reviews audit reports and plans, accounting policies, financial statements, internal controls, audit fees, and certain other expenses and oversees our accounting and financial reporting process. Specific responsibilities include selecting, hiring and terminating our independent auditors; evaluating the qualifications, independence and performance of our independent auditors; approving the audit and non-audit services to be performed by our auditors; reviewing the design, implementation, adequacy and effectiveness of our internal controls and critical accounting policies; overseeing and monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to financial statements or accounting matters; reviewing any earnings announcements and other public announcements regarding our results of operations in conjunction with management and our public auditors; conferring with management and the independent auditors regarding the effectiveness of internal controls, financial reporting processes and disclosure controls; consulting with management and the independent auditors regarding Company policies governing financial risk management; reviewing and discussing reports from the independent auditors on critical accounting policies used by the Company; establishing procedures, as required under applicable law, for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters; reviewing and approving related-person transactions in accordance with the Company's policies and procedures with respect to related-person transactions and applicable rules; reviewing the financial statements to be included in our annual report on Form 10-K; and discussing with management and the independent auditors the results of the annual audit and the results of quarterly reviews and any significant changes in our accounting principles; and preparing the report that the Securities and Exchange Commission requires in our annual proxy statement. The report of the Audit Committee for the year-ended December 31, 2012 is included in this proxy statement.

The Audit Committee is comprised of three Directors, each of whom is independent, as defined by the rules and regulations of the Securities and Exchange Commission. The Audit Committee held four meetings during the year-ended December 31, 2012. On September 22, 2005, the Company created the Audit Committee and adopted a written charter for it. The members of our Audit Committee are Daniel F. Hutchins, Leroy C. Richie, Stephen Gans and Bernard A. Bianchino. Mr. Hutchins was the Chairman of the Committee during the fiscal year ended December 31, 2012. The Board of Directors determined that Mr. Hutchins qualifies as an “audit committee financial expert,” as defined under the rules and regulations of the Securities and Exchange Commission, and is independent as noted above.

Under the Sarbanes-Oxley Act of 2002, all audit and non-audit services performed by the Company’s independent accountants must be approved in advance by the Audit Committee to assure that such services do not impair the accountants’ independence from the Company. Accordingly, the Audit Committee has adopted an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) that sets forth the procedures and the conditions pursuant to which services to be performed by the independent accountants are to be pre-approved. Pursuant to the Policy, certain services described in detail in the Policy may be pre-approved on an annual basis together with pre-approved maximum fee levels for such services. The services eligible for annual pre-approval consist of services that would be included under the categories of Audit Fees, Audit-Related Fees and Tax Fees in the table, as well as services for limited review of actuarial reports and calculations. If not pre-approved on an annual basis, proposed services must otherwise be separately approved prior to being performed by the independent accountants. In addition, any services that receive annual pre-approval but exceed the pre-approved maximum fee level also will require separate approval by the Audit Committee prior to being performed. The Audit Committee may delegate authority to pre-approve audit and non-audit services to any member of the Audit Committee, but may not delegate such authority to management.

Compensation Committee

Our Compensation Committee assists our Board of Directors in determining the development plans and compensation of our officers, directors and employees. Specific responsibilities include approving the compensation and benefits of our executive officers; reviewing the performance objectives and actual performance of our officers; administering our stock option and other equity compensation plans; and reviewing and discussing with management the compensation discussion and analysis that the Securities and Exchange Commission requires in our future Form 10-Ks and proxy statements.

Our Compensation Committee is comprised of three Directors, whom the Board considers to be independent under the rules of the Securities and Exchange Commission. The members of our Compensation Committee are Bernard A. Bianchino, who serves as Chairman, Stephen Gans and Leroy C. Richie. The Compensation Committee held two meetings during the year-ended December 31, 2012. Mr. Ross, our Chief Executive Officer, does not participate in the determination of his own compensation or the compensation of directors. However, he makes recommendations to the Compensation Committee regarding the amount and form of the compensation of the other executive officers and key employees, and he often participates in the Compensation Committee's deliberations about their compensation. Thomas J. Heckman, our Chief Financial Officer also assists the Compensation Committee in its executive officer, director and employee compensation deliberations. No other executive officers participate in the determination of the amount or the form of the compensation of executive officers or directors. The Compensation Committee does not utilize the services of an independent compensation consultant to assist in its oversight of executive and director compensation. On September 22, 2007, the Board of Directors adopted a written charter.

Nominating and Governance Committee

Our Nominating and Governance Committee assists our Board of Directors by identifying and recommending individuals qualified to become members of our Board of Directors, reviewing correspondence from our stockholders, and establishing, evaluating and overseeing our corporate governance guidelines. Specific responsibilities include the following: evaluating the composition, size and governance of our Board of Directors and its committees and making recommendations regarding future planning and appointing directors to our committees; establishing a policy for considering stockholder nominees for election to our Board of Directors; and evaluating and recommending candidates for election to our Board of Directors.

Our Nominating and Governance Committee strives for a Board composed of individuals who bring a variety of complementary skills, expertise or background and who, as a group, will possess the appropriate skills and experience to oversee our business. The diversity of the members of the Board relates to the selection of its nominees. While the Committee considers diversity and variety of experiences and viewpoints to be important factors, it does not believe that a director nominee should be chosen or excluded solely or largely because of race, color, gender, national origin or sexual orientation or identity. In selecting a director nominee for recommendation to our Board, our Nominating and Governance Committee focuses on skills, expertise or background that would complement the existing members on the Board. Accordingly, although diversity may be a consideration in the Committee’s process, the Committee and the Board of Directors do not have a formal policy with regard to the consideration of diversity in identifying director nominees.

When the Nominating and Governance Committee has either identified a prospective nominee or determined that an additional or replacement director is required, the Nominating and Governance Committee may take such measures as it considers appropriate in connection with its evaluation of a director candidate, including candidate interviews, inquiry of the person or persons making the recommendation or nomination, engagement of an outside search firm to gather additional information, or reliance on the knowledge of the members of the Board of Directors or management. In its evaluation of director candidates, including the members of the Board eligible for re-election, the Nominating and Governance Committee considers a number of factors, including: the current size and composition of the Board of Directors, the needs of the Board of Directors and the respective committees of the Board, and such factors as judgment, independence, character and integrity, age, area of expertise, diversity of experience, length of service, and potential conflicts of interest.

The Nominating and Governance Committee of the Board selects director nominees and recommends them to the full Board of Directors. In relation to such nomination process, the Committee:

●	determines the criteria for the selection of prospective directors and committee members;

●	reviews the composition and size of the Board and its committees to ensure proper expertise and diversity among its members;

●	evaluates the performance and contributions of directors eligible for re-election;

●	determine the desired qualifications for individual directors and desired skills and characteristics for the Board;

●	identifies persons who can provide needed skills and characteristics;

●	screens possible candidates for Board membership;

●	reviews any potential conflicts of interests between such candidates and the Company’s interests; and

●	shares information concerning the candidates with the Board, and solicit input from other directors.

The Nominating and Governance Committee has specified the following minimum qualifications that it believes must be met by a nominee for a position on the Board: the highest personal and professional ethics and integrity; proven achievement and competence in the nominee’s field and the ability to exercise sound business judgment; skills that are complementary to those of the existing Board; the ability to assist and support management and make significant contributions to our success; the ability to work well with the other directors; the extent of the person’s familiarity with the issues affecting our business: an understanding of the fiduciary responsibilities that are required of a member of the Board of Directors; and the commitment of time and energy necessary to diligently carry out those responsibilities. A candidate for director must agree to abide by our Code of Ethics and Conduct.

After completing its evaluation, the Nominating and Governance Committee makes a recommendation to the full Board of Directors as to the persons who should be nominated to the Board, and the Board of Directors determines the nominees after considering the recommendation and report of the Committee.

Our Nominating and Governance Committee is comprised of three Directors, whom the Board considers to be independent under the rules of the Securities and Exchange Commission. The Nominating and Governance Committee held one meeting during the year ended December 31, 2012. The members of our Nominating and Governance Committee are Leroy C. Richie, who serves as Chairman, Elliot M. Kaplan and Daniel F. Hutchins. The Committee was created by our Board of Directors on December 27, 2007, when the Board of Directors adopted a written charter, which charter was amended in February 2010.

Strategic Planning Committee

Our Strategic Planning Committee assists our Board of Directors by providing guidance in the formulation of both short and long-term business development plans, including identifying and recommending new strategic initiatives and alternatives, technologies and products for the Company. Specific responsibilities include the following: evaluating the Company’s current product composition, markets to address, new research and development directions and commercialization of new products.

Our Strategic Planning Committee is comprised of four Directors. The Strategic Planning Committee held one meeting during the year ended December 31, 2012. The members of our Strategic Planning Committee are Bernard A. Bianchino, who serves as Chairman, Daniel F. Hutchins, Leroy C. Richie and Elliot M. Kaplan. The Strategic Planning Committee was created by our Board of Directors on July 28, 2009, when the Board of Directors adopted a written charter.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee is made up of three independent, non-employee directors, Messrs. Richie, Gans and Bianchino. No interlocking relationship exists between the members of our Compensation Committee and the board of directors or compensation committee of any other company.

Board of Directors’ Role in the Oversight of Risk Management

We face a variety of risks, including credit, liquidity, and operational risks. In fulfilling its risk oversight role, our Board of Directors focuses on the adequacy of our risk management process and overall risk management system. Our Board of Directors believes that an effective risk management system will (i) adequately identify the material risks that we face in a timely manner; (ii) implement appropriate risk management strategies that are responsive to our risk profile and specific material risk exposures; (iii) integrate consideration of risk and risk management into our business decision-making; and (iv) include policies and procedures that adequately transmit necessary information regarding material risks to senior executives and, as appropriate, to the Board or relevant committee.

The Board of Directors has designated the Audit Committee to take the lead in overseeing risk management at the Board of Directors level. Accordingly, the Audit Committee schedules time for periodic review of risk management, in addition to its other duties. In this role, the Audit Committee receives reports from management, certified public accountants, outside legal counsel, and other advisors, and strives to generate serious and thoughtful attention to our risk management process and system, the nature of the material risks we face, and the adequacy of our policies and procedures designed to respond to and mitigate these risks.

Although the Board of Directors has assigned the primary risk oversight to the Audit Committee, it also periodically receives information about our risk management system and the most significant risks that we face. This is principally accomplished through Audit Committee reports to the Board of Directors and summary versions of the briefings provided by management and advisors to the Audit Committee.

In addition to the formal compliance program, our Board of Directors and the Audit Committee encourage management to promote a corporate culture that understands risk management and incorporates it into our overall corporate strategy and day-to-day business operations. Our risk management structure also includes an ongoing effort to assess and analyze the most likely areas of future risk for us. As a result, the Board of Directors and the Audit Committee periodically ask our executives to discuss the most likely sources of material future risks and how we are addressing any significant potential vulnerability.

Board Leadership Structure

Our Board of Directors does not have a policy on whether or not the roles of Chief Executive Officer and Chairman of the Board of Directors should be separate and, if they are to be separate, whether the Chairman of the Board should be selected from the non-employee directors or be an employee. Our Board of Directors believes that it should be free to make a choice from time to time in any manner that is in the best interest of us and our stockholders. The Board of Directors believes that Mr. Ross’ service as both Chief Executive Officer and Chairman of the Board is in the best interest of us and our stockholders. Mr. Ross possesses detailed and in-depth knowledge of the issues, opportunities and challenges we face and is thus best positioned to develop agendas, with the input of Mr. Richie, the lead director, that ensure that the Board’s time and attention are focused on the most critical matters. His combined role enables decisive leadership, ensures clear accountability, and enhances our ability to communicate our message and strategy clearly and consistently to our stockholders, employees, customers and suppliers, particularly during times of turbulent economic and industry conditions.

Our Board of Directors also believes that a lead director is part of an effective Board leadership structure. To this end, the Board has appointed Mr. Richie as the lead director. The independent directors meet regularly in executive sessions at which only they are present, and the lead director chairs those sessions. As the lead director, Mr. Richie calls meetings of the independent directors as needed; sets the agenda for meetings of the independent directors; presides at meetings of the independent directors; is the principal liaison on Board issues between the independent directors and the Chairman and between the independent directors and management; provides feedback to the Chairman and management on the quality, quantity and timeliness of information sent to the Board; is a member of the Compensation Committee which evaluates the CEO’s performance; and oversees the directors’ evaluation of the Board’s overall performance. The Nominating and Governance Committee and the Board believe that the Board’s leadership structure, which includes the appointment of an independent lead director, is appropriate because it, among other things, provides for an independent director who gives board member leadership and each of the directors, other than Mr. Ross, is independent. Our Board of Directors believes that the independent directors provide effective oversight of management.

Stockholder Communications with the Board of Directors

Stockholders may communicate with the Board of Directors by writing to us as follows: Digital Ally, Inc., attention: Corporate Secretary, 9705 Loiret Boulevard, Lenexa, Kansas 66219. Stockholders who would like their submission directed to a particular member of the Board of Directors may so specify and the communication will be forwarded as appropriate.

Policy for Director Recommendations and Nominations

Our Nominating and Governance Committee will consider candidates for Board membership suggested by Board members, management and our stockholders. It is the policy for our Nominating and Governance Committee to consider recommendations for candidates to the Board of Directors from any stockholder of record in accordance with our bylaws. A director candidate recommended by our stockholders will be considered in the same manner as a nominee recommended by a Board member, management or other sources. In addition, a stockholder may nominate a person directly for election to the Board of Directors at an annual meeting of stockholders, provided the stockholder meets the requirements set forth in our bylaws. We do not pay a fee to any third party to identify or evaluate or assist in indentifying or evaluation potential nominees.

Stockholder Recommendations for Director Nominations. Stockholder recommendations for director nominations may be submitted to the Company at the following address: Digital Ally, Inc., Attention: Corporate Secretary, 9705 Loiret Boulevard, Lenexa, Kansas 66219. Such recommendations will be forwarded to the Nominating Committee for consideration, provided that they are accompanied by sufficient information to permit the Board to evaluate the qualifications and experience of the nominees, and provided that they are in time for the Nominating and Governance Committee to do an adequate evaluation of the candidate before the annual meeting of stockholders. The submission must be accomplished by a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected and to cooperate with a background check.

Stockholder Nominations of Directors. Our bylaws provide that in order for a stockholder to nominate a director at an annual meeting, the stockholder must give timely, written notice to the Secretary of the Company and such notice must be received at our principal executive offices not less than 120 days before the date of its release of the proxy statement to stockholders in connection with its previous year’s annual meeting of stockholders. Such stockholder’s notice shall include, with respect to each person whom the stockholder proposes to nominate for election as a director, all information relating to such nominee, including such person’s written consent to being named in the proxy statement as a nominee, serving as a director, that is required under the Securities Exchange Act of 1934, as amended, and cooperating with a background investigation. In addition, the stockholder must include in such notice his name and address, as they appear on our records, of the stockholder proposing the nomination of such person, and the name and address of the beneficial owner, if any, on whose behalf the nomination is made, the class and number of shares of capital stock of the Company that are owned beneficially and of record by such stockholder of record and by the beneficial owner, if any, on whose behalf the nomination is made, and any material interest or relationship that such stockholder of record and/or the beneficial owner, if any, on whose behalf the nomination is made may respectively have in such business or with such nominee. At the request of the Board of Directors, any person nominated for election as a director shall furnish to the Secretary of the Company the information required to be set forth in a stockholder’s notice of nomination which pertains to the nominee.

To be timely in the case of a special meeting or if the date of the annual meeting is changed by more than thirty (30) days from such anniversary date, a stockholder’s notice must be received at our principal executive offices no later than the close of business on the tenth day following the earlier of the day on which notice of the meeting date was mailed or public disclosure of the meeting date was made.

Code of Ethics and Conduct

Our Board of Directors has adopted a Code of Ethics and Conduct that is applicable to all of our employees, officers and directors. Our Code of Ethics and Conduct is intended to ensure that our employees act in accordance with the highest ethical standards. The Code of Ethics and Conduct is available on the Investor Relations page of our website at http://www.digitalally.com. and the Code of Ethics and Conduct has been filed as an exhibit to our annual report on Form 10-K filed March 4, 2008.

Director Compensation

Our non-employee directors received the stock option and restricted stock grants noted in the section below entitled “Stock Option and Restricted Stock Grants to Directors” for agreeing to serve on the Board of Directors in 2012, including on the Audit, Nominating and Governance, Strategic Planning and Compensation Committees.

Effective September 2, 2011, our Board of Directors terminated cash compensation to all non-employee Board members as part of the Company’s cost reduction program. The non-employee directors who attended Board meetings and meetings as members of various committees of the Board were reimbursed for their out-of-pocket costs in attending the meetings of the Board of Directors.

In 2012, non-employee members of the Board have not received cash compensation for their services, but we have reimbursed them for their out-of-pocket costs in attending the meetings of the Board of Directors. Neither the chairmen of each committee of the Board nor any members of any committee have received any additional cash compensation for their service on such committees in 2012.

In May 2012, we issued Messrs. Kaplan and Hutchins 8,750 options to purchase common stock at an exercise price of $3.52 per share for their service on the Board through May 2013. We granted Messrs. Richie and Bianchino each 4,375 and Mr. Gans 7,500 shares of restricted stock valued at $3.52 per share in May 2012 for their service on the Board through May 2013.

Director compensation for the year ended December 31, 2012 was as follows:

Director Compensation

Name	Fees earned or paid in cash ($)	Stock awards ($) (3)	Option awards ($) (3)	Total ($)
Stanton E. Ross, Chairman of the Board (1)	$—	$—	$—	$—
Leroy C. Richie	$—	$15,400	$—	$15,400
Elliot M. Kaplan	$—	$—	$10,086	$10,086
Daniel F. Hutchins	$—	$—	$10,086	$10,086
Bernard A. Bianchino	$—	$15,400	$—	$15,400
Stephen Gans	$—	$26,400	$—	$26,400
Steven Phillips (2)	$—	$—	$27,226	$27,226

________________
(1)	Mr. Ross’s compensation and option awards are provided in the Executive Compensation table because he did not receive compensation or stock options for his services as a director.
(2)
Mr. Phillips resigned his position as Vice President – Engineering effective July 13, 2012. Mr. Phillips was elected as a Director concurrent with his resignation as an officer of the Company. For purposes of the above table, Mr. Phillips stock option and restricted stock grants during 2012 have been included as director compensation.

(3)
Represents aggregate grant date fair value pursuant to ASC Topic 718 for the respective year for stock options and restricted stock granted. Please refer to Note 12 to the consolidated financial statements for further description of the awards and the underlying assumptions utilized to determine the amount of grant date fair value related to such grants.

Director Stock Option and Restricted Stock Grants

Name of Individual	Number of Restricted Shares of Common Stock Granted	Number of Options Granted	Average per Share Exercise Price
Stanton E. Ross (1)	—	—	$—
Leroy C. Richie (2)	4,375	—	$—
Elliot M. Kaplan	—	8,750	$3.52
Daniel F. Hutchins	—	8,750	$3.52
Bernard A. Bianchino (2)	4,375	—	$—
Stephen Gans (2) (3)	7,500	—	$—
Steven Phillips (4)	—	15,000	$4.80

_________________
(1)	Mr. Ross’s compensation and option awards are noted in the Executive Compensation table because he did not receive compensation or stock options for his services as a director.
(2)
The restricted stock grants were valued at an average price of $3.52 per share. Messrs. Richie, Bianchino and Gans were each granted a restricted stock award on May 25, 2012 for 4,375 shares with half vesting on November 1, 2012 and the remainder on May 1, 2013.

(3)
Mr. Gans received a second restricted stock award on May 25, 2012 for 3,125 shares, which was also valued at $3.52 per share. This second restricted stock award to Mr. Gans vests over a graduated four-year period (312 shares on May 24, 2013, 625 shares on May 24, 2014, 938 shares on May 24, 2015 and 1,250 shares on May 24, 2016).

(4)
Mr. Phillips resigned his position as Vice President – Engineering effective July 13, 2012. Mr. Phillips was elected as a Director concurrent with his resignation as an officer of the Company. For purposes of the above table, Mr. Phillips stock option and restricted stock grants during 2012 have been included as director compensation.

Proposal Two

Approval of Amendment to our Articles of Incorporation to Increase the Number of Authorized Shares of our capital stock that we may issue from 9,375,000 to 85,000,000 shares, of which 75,000,000 shares shall be classified as common stock and 10,000,000 shares shall be classified as blank check preferred stock.

Proposal 2 seeks your approval of an amendment to our Articles of Incorporation, which we refer to as the “Articles Amendment,” to increase the number of authorized shares of capital stock that we may issue from 9,375,000 to 85,000,000, of which 75,000,000 shares shall be classified as common stock and 10,000,000 shares shall be classified as blank check preferred stock. The Articles Amendment has the effect of creating a new class of stock: blank check preferred. The proposed Articles Amendment is set forth below:

“Article IX of the Articles of Incorporation of the Company is amended and restated in its entirety to read as follows:

(a) Authorized Shares. The aggregate number of shares of capital stock that the Corporation will have the authority to issue is eighty-five million (85,000,000) shares, of which seventy-five million (75,000,000) shares will be designated common stock, par value of $0.001 each share (the “Common Stock”), and ten million (10,000,000) shares will be blank check preferred stock, with a par value of $0.001 per share (the “Preferred Stock”). The holders of the Common Stock shall have one (1) vote per share on each matter submitted to a vote of stockholders. Each share of Common Stock shall be entitled to the same dividend and liquidation rights. The capital stock of this Corporation, after the amount of the subscription price has been paid in, shall never be assessable, or assessed to pay debts of this Corporation.

(b) Blank Check Preferred Stock. The Board of Directors is authorized, subject to the limitations prescribed in this Article IX, to provide for the issuance of the shares of blank check preferred stock in series, and by filing a certificate pursuant to the applicable law of the State of Nevada, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations and restrictions thereof. The authority of the Board of Directors with respect to each series of Preferred Stock will include, but not be limited to, the rights to determine the following:

(i)	The number of shares constituting that series of Preferred Stock and the distinctive designation of that series, which may be a distinguishing number, letter or title;

(ii)
The dividend rate on the shares of that series of Preferred Stock, whether dividends will be cumulative, and if so, from which date(s), and the relative rights of priority, if any, of payment of dividends on shares of that series;

(iii)	Whether that series of Preferred Stock will have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

(iv)
Whether that series of Preferred Stock will have conversion privileges and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board of Directors determines;

(v)
Whether or not the shares of that series of Preferred Stock will be redeemable and, if so, the terms and conditions of such redemption, including the date or date upon or after which they are redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

(vi)	Whether that series of Preferred Stock will have a sinking fund for the redemption or purchase of shares of that series and, if so, the terms and amount of such sinking fund;

(vii)
The rights of the shares of that series of Preferred Stock in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation, and the relative rights of priority, if any, of payment of shares of that series; and

(viii)	Any other relative rights, preferences and limitations of that series of Preferred Stock.

Each series of serial Preferred Stock, in preference to the Common Stock, will be entitled to dividends from funds or other assets legally available therefore, at such rates, payable at such times and cumulative to the extent as may be fixed by the Board of Directors of the Corporation pursuant to the authority herein conferred upon it. In the event of dissolution or liquidation of the Corporation, voluntary or involuntary, the holders of serial Preferred Stock, in preference to the Common Stock, will be entitled to receive such amount or amounts as may be fixed by the Board of Directors of the Corporation pursuant to the authority herein conferred upon it. Preferred Stock of any series redeemed, converted, exchanged, purchased or otherwise acquired by the Corporation shall be canceled by the Corporation and returned to the status of authorized but unissued Preferred Stock. All shares of any series of serial Preferred Stock, as between themselves, shall rank equally and be identical; and all series of serial Preferred Stock, as between themselves, shall rank equally and be identical, except as set forth in resolutions of the Board of Directors authorizing the issuance of the series."

Increase in Authorized Shares of Common Stock

We believe that an increase in the number of our authorized capital stock is prudent in order to assure that a sufficient number of shares of our capital stock is available for issuance in the future if our Board of Directors deems it to be in the best interests of our stockholders and us. Our Board of Directors has determined that a total of 75,000,000 shares of common stock to be a reasonable estimate of what might be required in this regard for the foreseeable future to (i) issue capital stock in acquisitions or strategic transactions and other proper corporate purpose that may be identified by our Board in the future; (ii) issue common stock to augment our capital and increase the ownership of our capital stock; and (iii) provide incentives through the grant of stock options and restricted stock to employees, directors, officers, independent contractors, and others important to our business under our stock option plans. Immediately following this increase, the Company will have approximately 72,924,436 shares of common stock authorized but unissued and available for issuance and 10,000,000 shares of preferred stock authorized but unissued and available for issuance. At present, we have 2,075,564 shares of common stock issued and outstanding and 11,107 shares issuable upon exercise of options granted under the Plans and no preferred stock authorized or issued.

The remaining authorized but unissued shares of capital stock will be available for issuance from time to time as may be deemed advisable or required for various purposes, including those noted above. Our Board will be able to authorize the issuance of shares for the foregoing purposes and other transactions without the necessity, and related costs and delays of either calling a special stockholders’ meeting or waiting for the regularly scheduled Annual Meeting of Stockholders in order to increase the authorized capital. If in a particular transaction required stockholder approval by law or was otherwise deemed advisable by the Board, then the matter would be referred to the stockholders for their approval, even if we might have the requisite number of voting shares to consummate the transaction. The additional shares of common stock to be authorized by the Articles Amendment will have rights identical to the currently outstanding common stock. Adoption of the Articles Amendment and issuance of the additional common stock authorized thereby will not affect the rights of the holders of our currently outstanding common stock, except for effects incidental to increasing the number of outstanding shares of our common stock, as discussed above.

Authorization of Blank Check Preferred Stock

In addition to the increase in our authorized common stock, the Articles Amendment also authorize the issuance of blank check preferred stock with such designations, rights and preferences as may be determined from time to time by our Board of Directors. Accordingly, upon effectiveness of the Articles Amendment, our Board of Directors will be authorized to issue the preferred stock without stockholder approval, except as may be required by applicable laws or rules. For example, under the rules of the NASDAQ Stock Market, shareholder approval is required for any potential issuance of 20% or more of our outstanding shares of common stock, including upon conversion of convertible preferred stock, in connection with acquisitions or discounted private placements. In connection with the issuance of the preferred stock, the Board would have the authority to designate and issue series of our preferred stock with dividend, liquidation, conversion, voting or other rights that could adversely affect the voting power or other rights of the holders of our common stock, substantially dilute the common stockholders' interests in the Company and depress the price of our common stock. In addition, although we do not presently intend to use the blank check preferred stock provision for such purpose, preferred stock authorized under such provision could be utilized, under certain circumstances, as a method of discouraging, delaying or preventing a change of control of the Company.

Our Board of Directors believes that authorization of blank check preferred stock is in the best interests of the Company and its stockholders because it is advisable to have the ability to authorize such shares of preferred stock and have them available for, among other things, possible issuances in connection with such activities as public or private offerings of shares for cash, acquisitions of other companies, pursuit of financing opportunities and other corporate purposes. However, we do not, at this time, have any plans, proposals or arrangements concerning the issuance of shares of our blank check preferred stock.

Effectiveness of the Articles Amendment

The amendment to our Articles of Incorporation described above will become effective upon the filing of the Articles Amendment with the Secretary of State of Nevada.

Potential Anti-Takeover effect of the Proposed Articles Amendment

The Articles Amendment relating to the increase in the number of authorized shares of our common stock and adoption of a blank check preferred stock is not intended to have any anti-takeover effect and is not part of any series of anti-takeover measures contained in our Articles of Incorporation or Bylaws in effect on the date of this proxy statement. However, our stockholders should note that the availability of additional authorized and unissued shares of common and preferred stock could make any attempt to gain control of the Company or the Board more difficult or time-consuming and that the availability of additional authorized and unissued shares might make it more difficult to remove management. Although the Board currently has no intention of doing so, shares of stock could be issued by the Board to dilute the percentage of stock owned by any stockholder and increase the cost of, or the number of, voting shares necessary to acquire control of the Board or to meet the voting requirements imposed by Nevada law with respect to a merger or other business combination involving us. The issuance of preferred stock with voting and conversion rights by our Board may adversely affect the voting power of the holders of common stock, including the loss of voting control to others.

Our Board of Directors did not propose this Articles Amendment for the purpose of discouraging mergers, tender offers, proxy contests, solicitation in opposition to management or other changes in control. We are not aware of any specific effort to accumulate our common stock or obtain control of us by means of a merger, tender offer, solicitation or otherwise. We have no present intention to use the increased number of authorized shares of stock or creation of the blank check preferred stock for anti-takeover purposes.

Effectiveness of Articles Amendment

The Articles Amendment will become effective once it is approved at the annual meeting and filed with the Secretary of State of Nevada. Upon filing the Articles Amendment with the Secretary of State of Nevada, our authorized shares of common stock will increase from 9,375,000 to 75,000,000 and our authorized preferred stock will increase from none to 10,000,000.

Vote Required and Recommendation

The affirmative vote of a majority of the issued and outstanding common stock will be required to approve the Articles Amendment.

Our Board of Directors Unanimously recommends that the stockholders vote

FOR the approval of the Amendment to our Articles of Incorporation to Increase the Number of Authorized Shares of our capital stock that we may issue from 9,375,000 to 85,000,000 shares, of which 75,000,000 shares shall be classified as common stock and 10,000,000 shares shall be classified as blank check preferred stock.

Proposal Three

Approval of the 2013 Stock Option and Restricted Stock Plan

The Company is seeking stockholder approval for the 2013 Stock Option and Restricted Stock Plan (the “2013 Plan”) including the reservation of 100,000 shares issuable under the 2013 Plan. The 2013 Plan was adopted by the Board of Directors on March 22, 2013, subject to stockholder approval at the annual meeting. Accordingly, no grants of options have been made under the 2013 Plan to date. If our stockholders approve the 2013 Plan, 100,000 shares will be available for future grants.

The Board of Directors believes that it is in the best interests of the Company and our stockholders for the Company to approve the 2013 Plan. There are relatively few shares available for grant under the existing stock option plans of the Company. The last stock option plan of the Company was approved in 2011. Due to the economic recession and dramatic stock market decline, including the price of the Company’s stock, the exercise prices of the vast majority of the options now outstanding are well above the current market price. The Board believes that equity awards assist in retaining, motivating and rewarding employees, executives and consultants by giving them an opportunity to obtain long-term equity participation in the Company. In addition, equity awards are an important contributor to aligning the incentives of the Company’s employees with the interests of our stockholders. The Board also believes equity awards are essential to attracting new employees and retaining current employees. Further, the granting of options to new and existing employees frequently permits the Company to pay lower salaries than otherwise might be the case. The Board of Directors believes that to remain competitive with other technology companies in our long-term incentive plans, the Company must continue to provide employees with the opportunity to obtain equity in the Company and that an inability to offer equity incentives to new and current employees would put the Company at a competitive disadvantage in attracting and retaining qualified personnel. Our named executive officers and directors have an interest in this proposal because they are expected to receive awards under the 2013 Plan if it is approved at the annual meeting.

Vote Required and Recommendation

The affirmative vote of a majority of the votes cast will be required to approve the 2013 Plan.

Our Board of Directors unanimously recommends that stockholders vote
FOR the approval of the 2013 Stock Option and Restricted Stock Plan.

Summary of the 2013 Stock Option and Restricted Stock Plan

Our Board of Directors adopted the 2013 Plan on March 22, 2013. At the annual meeting, we are asking stockholders to approve the 2013 Plan and to approve the reservation of 100,000 shares issuable under the 2013 Plan. The 2013 Plan authorizes us to issue 100,000 shares of common stock upon exercise of options and grant of restricted stock awards. No options have been granted under the 2013 Plan to date. The 2013 Plan authorizes us to grant (i) to the key employees incentive stock options to purchase shares of common stock and non-qualified stock options to purchase shares of common stock and restricted stock awards and (ii) to non-employee directors and consultants’ non-qualified stock options and restricted stock. As of March 22, 2013, approximately 91 employees, two executive officers, and six non-employee directors were eligible to participate in the 2013 Plan.

The following paragraphs provide a summary of the principal features of the 2013 Plan and its operation. The following summary is qualified in its entirety by reference to the 2013 Plan as set forth in Appendix A.

Objectives. The objective of the 2013 Plan is to provide incentives to our key employees, officers, directors and consultants to achieve financial results aimed at increasing stockholder value and attracting talented individuals to us. Persons eligible to be granted stock options or restricted stock under the 2013 Plan will be those persons whose performance, in the judgment of the Compensation Committee of our Board of Directors, can have significant impact on our success.

Oversight. Our Board will administer the 2013 Plan by making determinations regarding the persons to whom options or restricted stock should be granted and the amount, terms, conditions and restrictions of the awards. The Board also has the authority to interpret the provisions of the 2013 Plan and to establish and amend rules for its administration subject to the 2013 Plan’s limitations. In addition, under the 2013 Plan, our Board is authorized to re-price any Option granted under the Plan by lowering its exercise price after it is granted, canceling an Option at a time when its exercise price exceeds the Fair Market Value of the stock underlying the Option, in exchange for another Option or Award, as well as any other action that is treated as a re-pricing under generally accepted accounting principles.

Number of Shares of Common Stock Available Under the 2013 Plan. If our stockholders approve the 2013 Plan, a total of 100,000 shares of our common stock will be reserved for issuance under the 2013 Plan.

The following table presents information concerning the outstanding equity awards for the Directors and Officers as of December 31, 2012:

Outstanding Equity Awards at Fiscal Year-End

Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date
Stanton E. Ross	—	15,000	—	$4.80	1/12/2022
Chairman, CEO and President	1,875	16,875	—	$13.20	1/10/2021
	2,250	1,500	—	$14.24	5/5/2019
	37,500	—	—	$54.40	1/2/2018
	21,875	—	—	$32.40	10/15/2017
	25,000	—	—	$12.80	3/3/2017
	24,228	—	—	$8.00	8/31/2015
Leroy C. Richie	1,250	—	—	$9.52	6/3/2021
Lead Outside Director	1,250	—	—	$13.20	1/10/2021
	375	250	—	$14.24	5/5/2019
	6,250	—	—	$54.40	1/2/2018
	13,805	—	—	$12.80	3/3/2017
	10,668	—	—	$8.00	8/31/2015

Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date
Elliot M. Kaplan	4,375	4,375	—	$3.52	5/25/2022
Director	1,250	—	—	$9.52	6/3/2021
	1,250	—	—	$13.20	1/10/2021
	375	250	—	$14.24	5/5/2019
	6,250	—	—	$54.40	1/2/2018
	7,950	—	—	$12.80	3/3/2017
Daniel F. Hutchins	4,375	4,375	—	$3.52	5/25/2022
Director	1,250	—	—	$9.52	6/3/2021
	1,250	—	—	$13.20	1/10/2021
	375	250	—	$14.24	5/5/2019
	6,250	—	—	$54.40	1/2/2018
	1,250	—	—	$32.00	10/1/2017
Steven Phillips	—	15,000	—	$4.80	1/12/2022
Director, Former Vice President -Engineering	1,250	11,250	—	$13.20	1/10/2021
	1,125	750	—	$24.80	7/30/2019
	5,625	3,750	—	$14.28	5/4/2019
	5,625	3,750	—	$12.72	3/30/2019
Thomas J. Heckman	—	15,000	—	$4.80	1/12/2022
CFO, Treasurer and Secretary	1,250	11,250	—	$13.20	1/10/2021
	2,250	1,500	—	$24.80	7/30/2019
	2,250	1,500	—	$14.24	5/5/2019
	1,500	1,000	—	$12.72	3/30/2019
	12,500	—	—	$54.40	1/2/2018
	2,500	—	—	$32.40	10/15/2017
Kenneth L. McCoy	1,250	11,250	—	$13.20	1/1/2021
Former Director & Former Vice President — Marketing(1)	1,100	750	—	$24.80	5/5/2019
	1,100	750	—	$14.24	7/30/2019
	18,750	—	—	$54.40	1/2/2018
	12,500	—	—	$12.80	3/3/2017
	62,500	—	—	$8.00	8/31/2015

(1) Mr. McCoy resigned as an officer and as a director on January 11, 2012. He entered into a Consulting Agreement with the Company on January 13, 2012. Under such Agreement, which has two-year term, his outstanding stock options continue to be exercisable and unvested options continue to vest.

Types of Grants. The 2013 Plan allows for the grant of incentive stock options, non-qualified stock options and restricted stock awards. The 2013 Plan does not specify what portion of the awards may be in the form of incentive stock options, non-statutory options or restricted stock. Incentive stock options awarded to our employees are qualified stock options under the Internal Revenue Code.

Statutory Conditions on Stock Option—Exercise Price. Incentive stock options granted under the 2013 Plan must have an exercise price at least equal to 100% of the fair market value of the common stock as of the date of grant. Incentive stock options granted to any person who owns, immediately after the grant, stock possessing more than 10% of the combined voting power of all classes of our stock, or of any parent or subsidiary corporation, must have an exercise price at least equal to 110% of the fair market value of the common stock on the date of grant. Non-statutory stock options may have an exercise price at least equal to 100% of the fair market value of the common stock as of the date of the grant.

- Dollar limit. The aggregate fair market value, determined as of the time an incentive stock option is granted, of the common stock with respect to which incentive stock options are exercisable by an employee for the first time during any calendar year cannot exceed $100,000. However, there is no aggregate dollar limitation on the amount of non-statutory stock options that may be exercisable for the first time during any calendar year.

- Expiration date. Any option granted under the 2013 Plan will expire at the time fixed by our Board of Directors, which cannot be more than ten years after the date it is granted or, in the case of any person who owns more than 10% of the combined voting power of all classes of our stock or of any subsidiary corporation, not more than five years after the date of grant.

- Exercisability. Our Board may also specify when all or part of an option becomes exercisable, but in the absence of such specification, the option will ordinarily be exercisable in whole or in part at any time during its term. However, the board of directors may accelerate the exercisability of any option at its discretion.

- Assignability. Options granted under the 2013 Plan are not assignable. Incentive stock options may be exercised only while the optionee is employed by us or within twelve months after termination by reason of death or disabilities or within three months after termination for any other reason.

Payment upon Exercise of Options. Payment of the exercise price for any option may be in cash, or with our consent, by withheld shares which, upon exercise, have a fair market value at the time the option is exercised equal to the option price (plus applicable withholding tax) or in the form of shares of common stock, subject to restrictions.

Restricted Stock. Our Board is authorized to grant restricted stock awards. A restricted stock grant is a grant of shares of our common stock, which is subject to restrictions on transferability, risk of forfeiture and other restrictions and which may be forfeited in the event of certain terminations of employment or service prior to the end of a restricted period specified by the Board of Directors. A participant granted restricted stock generally has all of the rights of a stockholder, unless otherwise determined by the Compensation Committee.

Merger or Sale of Assets. In the event of our merger with or into another corporation, or the sale of all or substantially all of our assets, any unvested Awards will vest immediately prior to closing of the event resulting in the change of control, and the Board shall have the power and discretion to provide for each award holder’s election alternatives regarding the terms and conditions for the exercise of such awards. The alternative may provide that each outstanding stock option and restricted stock award will be assumed or substituted for by the successor corporation (or a parent or subsidiary or such successor corporation). If there is no assumption or substitution of outstanding awards, the administrator will provide notice to the recipient of their alternatives regarding their right to exercise the stock option as to all of the shares subject to the stock option.

Amendment and Termination of the 2013 Plan. . The administrator has the authority to amend, alter, suspend, or terminate the 2013 Plan, except that stockholder approval will be required for any amendment to the 2013 Plan to the extent required by any applicable law, regulation, or Nasdaq or stock exchange rule. Any amendment, alteration, suspension, or termination will not, without the consent of the participant, materially adversely affect any rights or obligations under any stock option or restricted stock award previously granted. The 2013 Plan has a term of ten (10) years beginning March 22, 2013, unless terminated earlier by the administrator.

Recent Stock Option and Restricted Stock Award Grants to Employees, Consultants, and Directors

As of December 31, 2012, the Company had adopted five separate stock option and restricted stock plans: (i) the 2005 Stock Option and Restricted Stock Plan (the “2005 Plan”), (ii) the 2006 Stock Option and Restricted Stock Plan (the “2006 Plan”), (iii) the 2007 Stock Option and Restricted Stock Plan (the “2007 Plan”), (iv) the 2008 Stock Option and Restricted Stock Plan (the “2008 Plan”) and (v) the 2011 Stock Option and Restricted Stock Plan (the “2011 Plan”). These Plans permit the grant of stock options or restricted stock to its employees, non-employee directors and others for up to a total of 875,000 shares of common stock. The Company believes that such awards better align the interests of its employees with those of its stockholders. Option awards have been granted with an exercise price equal to the market price of the Company’s stock at the date of grant with such option awards generally vesting based on the completion of continuous service and having ten-year contractual terms. These option awards provide for accelerated vesting if there is a change in control (as defined in the Plans). The Company has registered all shares of common stock that are issuable under its Plans with the SEC. A total of 89,357 options remain available for grant under the various Plans as of December 31, 2012.

The 2005 Plan, 2006 Plan, 2007 Plan, 2008 and 2011 Plan are referred to as the “Plans.”

The number of stock options and restricted stock awards that an employee, director, or consultant may receive under our Plans is in the discretion of the administrator and therefore cannot be determined in advance, although the Board of Directors’ policy for 2012 was to grant directors and officers a combination of stock options and restricted shares.

The following table sets forth (a) the aggregate number of shares subject to options granted under the Plans during the year-ended December 31, 2012 and (b) the average per share exercise price of such options.

Stock Option and Restricted Stock Grants

Name of Individual or Group	Number of Restricted Shares of Common Stock Granted	Number of Options Granted	Average per Share Exercise Price

Stanton E. Ross, Chairman of the Board, CEO & President	—	15,000	$4.80
Leroy C. Richie, Director	4,375	—	$—
Elliot M. Kaplan, Director	—	8,750	$3.52
Daniel F. Hutchins, Director	—	8,750	$3.52
Bernard A. Bianchino, Director	4,375	—	$—
Stephen Gans, Director	7,500	—	$—
Kenneth L. McCoy, Former Director, Vice President – Marketing (1)	—	—	$—
Thomas J. Heckman, Vice President, CFO, Treasurer & Secretary	—	15,000	$4.80
Steven Phillips, Director, Former Vice President -- Engineering (2)	—	15,000	$4.80

All executive officers, as a group	—	30,000	$4.80
All directors who are not executive officers, as a group	16,250	32,500	$4.11
All employees who are not executive officers, as a group	—	78,875	$3.35
_______________
(1)
Mr. McCoy resigned as an officer and as a director on January 11, 2012. He entered into a Consulting Agreement with the Company on January 13, 2012. Under such Agreement, which has two-year term, his outstanding stock options continue to be exercisable and unvested options continue to vest.

(2)
Mr. Phillips resigned his position as Vice President – Engineering effective July 13, 2012.  Mr. Phillips was elected as a Director concurrent with his resignation as an officer of the Company. For purposes of the above table, Mr. Phillips stock option and restricted stock grants have been classified as a director who is not also an executive officer.

Federal Tax Aspects

The following summary is a brief discussion of certain federal income tax consequences to U.S. taxpayers and to the Company of stock option and restricted stock awards granted under the 2013 Plan. This summary is not intended to be a complete discussion of all of the federal income tax consequences of the 2013 Plan or of all of the requirements that must be met in order to qualify for the tax treatment described below. The following summary is based upon the provisions of U.S. federal tax law as in effect on the date hereof, which is subject to change (perhaps with retroactive effect), and does not constitute tax advice. In addition, because tax consequences may vary, and certain exceptions to the general rules discussed in this summary may be applicable, depending upon the personal circumstances of individual recipients and each recipient should consider his or her personal situation and consult with his or her own tax advisor with respect to the specific tax consequences applicable to him or her. The following assumes stock options have been granted at an exercise price per share at least equal to 100% of the fair market value of the Company’s common stock on the date of grant.

Tax consequences of nonqualified stock options. In general, an employee, director or consultant will not recognize income at the time of the grant of nonqualified options under the 2013 Plan. When an optionee exercises a nonqualified stock option, he or she generally will recognize ordinary income equal to the excess, if any, of the fair market value (determined on the day of exercise) of the shares of the common stock received over the option exercise price. The tax basis of such shares to the optionee will be equal to the exercise price paid plus the amount of ordinary income includible in his or her gross income at the time of the exercise. Upon a subsequent sale or exchange of shares acquired pursuant to the exercise of a nonqualified stock option, the optionee will have taxable capital gain or loss, measured by the difference between the amount realized on the sale or exchange and the tax basis of the shares. The capital gain or loss will be short-term or long-term depending on holding period of the shares sold.

Tax consequences of incentive stock options. In general, an employee will not recognize income on the grant of incentive stock options under the 2013 Plan. Except with respect to the alternative minimum tax, an optionee will not recognize income on the exercise of an incentive stock option unless the option exercise price is paid with stock acquired on the exercise of an incentive stock option and the following holding period for such stock has not been satisfied. For purposes of the alternative minimum tax, however, an optionee will be required to treat an amount equal to the difference between the fair market value (determined on the day of exercise) of our shares of the common stock received and the exercise price as an item of adjustment in computing the optionee's alternative minimum taxable income.

An optionee will recognize long-term capital gain or loss on a sale of the shares acquired on exercise, provided the shares acquired are not sold or otherwise disposed of before the earlier of: (i) two years from the date of grant of the option, or (ii) one year from the date of exercise of the option. In general, the amount of gain or loss will equal the difference, if any, between the sale price of such shares and the exercise price. If the stock is not held for the required period of time, the optionee will recognize ordinary income to the extent the fair market value (determined on the day of exercise) of the stock exceeds the option price, but limited to the gain recognized on sale. The balance of any such gain will be a short-term or long-term capital gain (depending on the applicable holding period).

For the exercise of a stock option to qualify for the foregoing incentive stock option tax treatment, an optionee generally must be an employee of the Company continuously from the date of the grant until any termination of employment, and in the event of a termination of employment, the stock option must be exercised within three months after the termination.

Tax consequences of restricted stock awards. In general, the recipient of a stock award that is not subject to restrictions will recognize ordinary income at the time the shares are received equal to the excess, if any, of the fair market value of the shares received over the amount, if any, the recipient paid in exchange for the shares. If, however, the shares are subject to vesting or other restrictions (that is, they are nontransferable and subject to a substantial risk of forfeiture) when the shares are granted (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the shares becomes vested or the restrictions otherwise lapse, at which time the recipient will recognize ordinary income equal to the excess, if any, of the fair market value of the shares on the date of vesting (or the date of the lapse of a restriction) less the amount, if any, the recipient paid in exchange for the shares. If the shares are forfeited under the terms of the restricted stock award, the recipient will not recognize income and will not be allowed an income tax deduction with respect to the forfeiture.

A recipient may file an election under Section 83(b) of the Internal Revenue Code with the Internal Revenue Service within thirty (30) days of his or her receipt of a restricted stock award to recognize ordinary income, as of the award date, equal to the excess, if any, of the fair market value of the shares on the award date less the amount, if any, the recipient paid in exchange for the shares. If a recipient makes a Section 83(b) election, then the recipient will not otherwise be taxed in the year the vesting or restriction lapses, and, if the stock award is forfeited, he or she will not be allowed an income tax deduction. If the recipient does not make a Section 83(b) election, dividends paid to the recipient on the shares prior to the date the vesting or restrictions lapse will be treated as compensation income.

The recipient’s tax basis for the determination of gain or loss upon the subsequent disposition of shares acquired as stock awards will be the amount paid for such shares plus the amount includible in his or her gross income as compensation in respect of such shares.

Withholding and other consequences. Any compensation includible in the gross income of a recipient will be subject to appropriate federal and state income tax withholding.

Tax effect for the Company. The Company generally is entitled to an income tax deduction in connection with a stock option or restricted stock award granted under the 2013 Plan in an amount equal to the ordinary income realized by a recipient at the time the recipient recognizes such income (for example, the exercise of a nonqualified stock option). Special rules may limit the deductibility of compensation paid to the Company’s Chief Executive Officer and to each of its four most highly compensated executive officers under Section 162(m) of the Internal Revenue Code to the extent that annual compensation paid to any of the foregoing individuals exceeds $1,000,000.

The foregoing is only a brief summary of the effect of federal income taxation upon participants and the Company with respect to the grant and exercise of stock options, stock appreciation rights, and restricted stock awards under the 2013 Plan. It does not purport to be complete, and does not discuss the tax consequences of a recipient’s death or the provisions of the income tax laws of any municipality state or foreign country in which the recipient may reside. The foregoing Summary is not intended or written to be used, and it cannot be used by any taxpayer, for the purpose of avoiding penalties that may be imposed on the taxpayer.

Proposal Three

Advisory (non-binding) Vote on Executive Compensation

Digital’s compensation policies and procedures are centered on a pay-for-performance philosophy, and we believe that they are strongly aligned with the long-term interests of our stockholders. Our compensation program is designed to attract, motivate, and retain the key executives who drive our success. Compensation that rewards excellence and reflects performance, and alignment of that compensation with the interests of long-term stockholders, are key principles of our compensation program design. Although we have made and will continue to make improvements to our compensation program from time to time, these key principles have been unchanged for many years.

We support the principle that our corporate governance policies, including our executive compensation program, should be responsive to stockholder concerns. This principle is embodied in a non-binding, advisory vote that gives you as a stockholder the opportunity to approve the compensation of our named executive officers as disclosed in this proxy statement, including, among other things, our executive compensation objectives, policies and procedures. This vote is intended to provide an overall assessment of our executive compensation program rather than to focus on any specific item of compensation. The Compensation Committee, and the Board as a whole, value the opinions of our stockholders and intend to take the outcome of this vote into account when considering future executive compensation arrangements. However, because the vote is advisory, it will not directly affect any existing compensation awards of any of our executive officers, including our named executive officers.

As discussed above, our executive compensation program is designed:

●	to demand and reward excellence from each of our executive officers and from the management team as a whole;

●
to align Digital’s interests with the interests of executives and other employees through compensation programs that recognize individual contributions toward the achievement of corporate goals and objectives without encouraging unnecessary or unreasonable risks;

●	to further link executive and stockholder interests through equity-based compensation and long-term stock ownership arrangements;

●	to recognize and reward excellence in an executive’s performance in the furtherance of Digital’s goals and objectives without undertaking unnecessary or excessive risk; and

●	to attract and retain high caliber executive and employee talent.

The application of these principles and our executive compensation philosophy, policies and procedures have resulted in a corporate culture that demands excellence and recognizes individual and team performance without encouraging unnecessary or excessive risks. We align the interests of stockholders and executives by linking a substantial portion of compensation to the Company’s performance. For example, approximately 32% of the total 2012 compensation disclosed in the Summary Compensation Table for our named executive officers (excluding the increase in the value of retirement benefits and earnings on deferred compensation) consisted of either incentives that were subject to pre-established performance criteria or equity awards whose ultimate value upon resale depends upon the value of our stock to stockholders. We have made and will continue to make improvements to our compensation program from time to time. In most cases, compensation decisions made during 2012 resulted in maintaining pay levels at the prior year’s level with only a small, customary increase in base pay.

We encourage you to consider the detailed information provided in the Summary Compensation Table and the tables and other information that follow it. The Board and the Compensation Committee will review the advisory voting results and will take them into account in making future executive compensation decisions.

After reviewing the information provided above and in the other parts of this proxy statement, the Board of Directors asks you to approve the following advisory resolution:

Resolved, that Digital’s stockholders hereby approve, on an advisory, nonbinding basis, the compensation paid to Digital’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion in this proxy statement.

This advisory vote will be approved if it receives the affirmative vote of a plurality of the shares of common stock present in person or represented by proxy at the annual meeting and entitled to vote with respect to this proposal. Abstentions and broker non-votes will not affect the outcome of this proposal. If no voting specification is made on a properly returned and signed proxy card (excluding broker non-votes), the proxies named on the proxy card will vote “For” this resolution.

Our Board of Directors recommends that you vote FOR this proposal approving the compensation paid to Digital's named executive officers as disclosed herein.

Proposal Four

Advisory (Non-binding) Vote on the Frequency of Stockholder Votes

Regarding Executive Compensation

Our stockholders are entitled to cast an advisory vote at the annual meeting regarding how frequently stockholders should consider and cast an advisory vote to approve the compensation of our named executive officers. The choices are every three years, every two years or every year. While this is an advisory vote that is not binding on the Company or the Board of Directors, we will consider the outcome of this vote when making our determination regarding how frequently the advisory vote regarding executive compensation will be held.

We believe that a three-year frequency is preferable for such vote, because an annual or even biennial frequency creates the risk of relying upon hindsight to an unwarranted degree in evaluating the amount of executive compensation paid in one particular year. Our financial results in any particular year can be significantly impacted by factors beyond management's control and for which our executives deserve neither credit nor blame, (such as difficulties in forecasting in volatile economic conditions, or unexpected changes in the markets for our products and those of our customers. The determination of whether our executives' compensation is closely tied to performance and properly rewards excellence is best viewed over a multi-year period.

In addition, a three-year frequency would lead to more thoughtful change, if we received an advisory vote disapproving of our executive compensation program. We would use the time to fully understand the specific stockholder concerns that led to that vote, and to develop and consider alternatives. We would likely implement any resulting changes on a prospective basis beginning not earlier than the year following the stockholder vote in any case. This means that few if any of the changes would be reflected in the executive compensation reported in the proxy statement for the next stockholders' meeting. If the vote is held on a three-year frequency, the additional time will lead to more informed changes and the creation of sufficient compensation data to permit meaningful evaluation of any changes.

The Board of Directors values and encourages constructive dialogue with our stockholders on compensation and other important governance topics. The Board currently believes that providing stockholders with an advisory vote on our executive compensation philosophy, policies and procedures every three years will enhance the value of stockholder communication by encouraging a longer-term focus. We note that stockholders will also be asked to express their views whenever we adopt or materially amend our executive equity compensation plans, and that stockholders can express their views to management or the Board at any time by contacting the Company Secretary.

After reviewing the information provided above and in the other parts of this proxy statement, the Board of Directors asks you to give your advisory vote regarding the frequency of stockholder advisory votes to approve the compensation of our named executive officers. You can give your advisory vote at the meeting or by indicating your preference on the enclosed proxy card, which asks for your vote pursuant to the following resolution:

RESOLVED, that Digital's stockholders recommend that the advisory, non-binding vote to approve the compensation of its named executive officers be held every (CHECK ONE):

______ Three (3) years

______ Two (2) years

______ One (1) year

______ Abstain

Note that the proxy card provides for the four choices identified above and that you are not voting to approve or disapprove the Board's recommendation. You should check only one alternative. The Board will consider the results of this advisory vote in determining the frequency of similar advisory votes in the future.

The outcome of this advisory vote will be determined by whichever of the choices (every three years, every two years or every year) receives the greatest number of votes cast. If at the most recent stockholder frequency vote a single frequency (i.e., three years, two years or one year) receives the support of a majority of the votes cast and we adopt a frequency that is consistent with that choice, we may exclude from future proxy statements any stockholder proposals that recommend a different frequency. Shares marked to indicate abstentions and broker non-votes will not affect the outcome of this proposal. If no voting specification is made on a properly returned and signed proxy card, the proxies named on the proxy card will vote for a frequency of every THREE YEARS for future advisory votes regarding executive compensation pursuant to this resolution.

Our Board of Directors recommends that you vote in favor of holding the advisory vote to approve the compensation of Digital's named executive officers every THREE YEARS.

Proposal 6

Ratification of Appointment of Independent Registered Public Accounting Firm

The Audit Committee of the Board of Directors has appointed Grant Thornton LLP as the independent registered public accounting firm to audit our financial statements for the year ending December 31, 2013 and recommends that our stockholders vote for ratification of such appointment. Although we are not required to seek stockholder approval of this appointment, the Board believes it to be sound corporate governance to do so. Notwithstanding the selection by the Audit Committee of Grant Thornton LLP, the Audit Committee may direct the appointment of a new independent registered public accounting firm at any time during the year if the Board of Directors determines that such a change would be in our best interest and in that of our stockholders. If the appointment is not ratified, the Audit Committee will investigate the reasons for stockholder rejection and will reconsider the appointment.

The Audit Committee believes that Grant Thornton LLP is well suited to provide the services that the Company requires in 2013 and beyond. Representatives of Grant Thornton LLP are expected to attend the annual meeting, where they will be available to respond to questions and, if they desire, to make a statement.

Audit and Related Fees

The following table is a summary of the fees billed to us by Grant Thornton LLP for the fiscal year ended December 31, 2012 and 2011:

Fee Category:	Fiscal 2012 Fees	Fiscal 2011 Fees

Audit Fees	$134,000	$126,700
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total Fees	$134,000	$126,700

Audit Fees. Such amount consists of fees billed for professional services rendered in connection with the audit of our annual financial statements and review of the interim financial statements included in our quarterly reports. It also includes services that are normally provided by our independent registered public accounting firms in connection with statutory and regulatory filings or engagements.

Audit-Related Fees. Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include employee benefit plan audits, accounting consultations in connection with acquisitions, attest services that are not required by statute or regulation, and consultations concerning financial accounting and reporting standards.

Tax Fees. Tax fees consist of fees billed for professional services related to tax compliance, tax advice and tax planning. These services include assistance regarding federal, state and international tax compliance, tax audit defense, customs and duties, mergers and acquisitions, and international tax planning.

All Other Fees. Consists of fees for products and services other than the services reported above. In fiscal 2012 and 2011, there were no fees related to this category.

The Audit Committee’s practice is to consider and approve in advance all proposed audit and non-audit services to be provided by our independent registered public accounting firm. All of the fees shown above were pre-approved by the Audit Committee.

The audit report of Grant Thornton LLP on the consolidated financial statements of the Company for the years ended December 31, 2012 and 2011 did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During our fiscal year ended December 31, 2012, there were no disagreements with Grant Thornton LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to Grant Thornton LLP’s satisfaction would have caused it to make reference to the subject matter of such disagreements in connection with its reports on the financial statements for such periods.

During our fiscal years ended December 31, 2012 and 2011, there were no reportable events (as described in Item 304(a)(1)(v) of Regulation S-K).

Vote Required and Board Recommendation

If a quorum is present, the affirmative vote of a majority of the shares present and entitled to vote at the annual meeting will be required to ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm. Abstentions will have the effect of a vote against this proposal, and broker non-votes will have no effect on the outcome of the vote with respect to this proposal.

Our Board of Directors unanimously recommends that stockholders vote
FOR the ratification of the appointment of Grant Thornton LLP as the independent registered accounting firm of Digital Ally, Inc.
for the year ending December 31, 2013.

Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this proxy statement, in whole or in part, the Audit Committee Report shall not be incorporated by reference into any such filings.

Report of the Audit Committee

Below is the report of the Audit Committee with respect to our audited consolidated financial statements for the fiscal year ended December 31, 2012, which includes our consolidated balance sheets as of December 31, 2012 and 2011, and the related consolidated statements of operations, stockholders’ equity and cash flows for each of the fiscal years ended December 31, 2012 and December 31, 2011 and the notes thereto.

In accordance with the written charter adopted by the Board of Directors, the Audit Committee of the Board of Directors has the primary responsibility for overseeing our financial reporting, accounting principles and system of internal accounting controls, and reporting its observations and activities to the Board of Directors. It also approves the appointment of our independent registered public accounting firm and approves in advance the services performed by such firm.

Review and Discussion with Management

The Audit Committee has reviewed and discussed with management our audited consolidated financial statements for the fiscal year ended December 31, 2012, the process designed to achieve compliance with Section 404 of the Sarbanes-Oxley Act of 2002, our assessment of internal control over financial reporting and the report by our independent registered public accounting firm thereon.

Review and Discussions with Independent Registered Public Accounting Firm

The Audit Committee has discussed with Grant Thornton LLP, our independent registered public accounting firm for fiscal year 2012, the matters the Audit Committee is required to discuss pursuant to Statement on Auditing Standards No. 61 (Communications with Audit Committees), which includes, among other items, matters related to the conduct of the audit of our consolidated financial statements.

The Audit Committee also has received the written disclosures and the letter from Grant Thornton LLP, required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with Grant Thornton LLP, any relationships that may impact its independence, and satisfied itself as to the independent registered public accounting firm’s independence.

Conclusion

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that our audited consolidated financial statements for the fiscal year ended December 31, 2012 be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2012 for filing with the Securities and Exchange Commission.

Respectfully submitted by:

THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF DIGITAL ALLY, INC.

Daniel F. Hutchins, Chairman
Leroy C. Richie Stephen Gans Bernard A. Bianchino

Executive Compensation

The following table presents information concerning the total compensation of the Company’s Chief Executive Officer, Chief Financial Officer and the three other most highly compensated officers during the last fiscal year (the “Named Executive Officers”) for services rendered to the Company in all capacities for the years ended December 31, 2012 and 2011:

Summary Compensation Table

Name and principal position	Year	Salary ($)	Bonus ($)	Stock awards ($) (1)	Option awards ($) (1)	All other compensation ($) (2)	Total ($)

Stanton E. Ross	2012	$175,000	$—	$—	$27,226	$13,551	$215,777
Chairman, CEO	2011	$259,998	$—	$—	$123,212	$15,033	$398,243
and President

Kenneth L. McCoy	2012	$12,115	$—	$—	$—	$2,739	$14,854
Former Director & Vice	2011	$177,883	$—	$—	$82,141	$29,130	$289,154
President – Marketing (3)

Thomas J. Heckman	2012	$175,000	$50,000	$—	$27,226	$17,786	$270,012
Vice President, Chief	2011	$177,883	$—	$—	$82,141	$18,380	$278,404
Financial Officer, Treasurer and Secretary

Steven Phillips	2012	$109,038	$—	$—	$27,226	$9,751	$146,015
Director, Former Vice	2011	$177,883	$—	$—	$82,141	$16,996	$277,020
President - Engineering (4)

Edward Smith	2012	$—	$—	$—	$—	$3,366	$3,366
Former Vice President –	2011	$13,461	$—	$—	$—	$85,219	$98,680
Operations (5)&(6)

Michael Caulfield	2012	$6,058	$—	$—	$—	$1,232	$7,290
Former Vice President -	2011	$93,749	$—	$—	$82,141	$14,316	$190,206
Strategic Development (7)
__________________
(1)
Represents aggregate grant date fair value pursuant to ASC Topic 718 for the respective year for stock options granted. Please refer to Note 12 to the consolidated financial statements for further description of the awards and the underlying assumptions utilized to determine the amount of grant date fair value related to such grants.

(2)
Amounts included in all other compensation include the following items: i) The employer contribution to the Company’s 401(k) Retirement Savings Plan (the “401(k) Plan”) on behalf of the named executive. The Company is required to provide a 100% matching contribution for all who elect to contribute up to 3% of their compensation to the plan and a 50% matching contribution for all employees’ elective deferral between 4% and 5%. The employee is 100% vested at all times in the employee contributions and employer matching contributions; ii) Company paid healthcare insurance; iii) Company paid housing; and iv) Separation Agreement Payments. See “All Other Compensation Table” below.

(3)	Mr. McCoy resigned as a director and officer on January 11, 2012.
(4)
Mr. Phillips resigned his position as Vice President – Engineering effective July 13, 2012.  Mr. Phillips was elected as a Director concurrent with his resignation as an officer of the Company. For purposes of the above table, Mr. Phillips compensation has been included in the above table for the period through his date of resignation.

(5)
Other compensation amounts for Mr. Smith include payments due under Mr. Smith’s separation agreement totaling $84,135 in 2011 and 3,366 in 2012. Mr. Smith resigned effective January 6, 2011. The Company entered into a separation agreement with Mr. Smith that required the Company to continue his compensation for twelve months. Mr. Smith was paid a total $13,461 through his resignation date in 2011 and the remaining $84,135 subsequent to his resignation for the year ended December 31, 2011.

(6)	Mr. Smith separated from the Company on January 6, 2011.
(7)	Mr. Caulfield resigned as an officer on January 11, 2012.

All Other Compensation Table

Name	Year	401(k) Plan contribution by Company	Company paid healthcare insurance	Flexible & health savings account contributions by Company	Housing allowance payments	Separation Agreement payments	Total

Stanton E. Ross	2012	$—	$13,551	$—	$—	$—	$13,551
Chairman, CEO and President	2011	$717	$13,816	$500	$—	$—	$15,033

Kenneth L. McCoy (1)	2012	$485	$770	$—	$1,485	$—	$2,739
Former Director & Vice President – Marketing	2011	$8,495	$8,635	$—	$12,000	$—	$29,130

Thomas J. Heckman	2012	$7,000	$10,317	$469	$—	$—	$17,786
Vice President, Chief	2011	$8,495	$8,635	$1,250	$—	$—	$18,380
Financial Officer, Treasurer and Secretary

Steven Phillips (2)	2012	$4,362	$5,389	$—	$—	$—	$9,751
Director, Former Vice President -Engineering	2011	$8,362	$8,635	$—	$—	$—	$16,997

Edward Smith (3)	2012	$—	$—	$—	$—	$3,366	$3,366
Former Vice President – Operations	2011	$250	$820	$14	$—	$84,135	$85,219

Michael Caulfield (1)	2012	$—	$1,232	$—	$—	$—	$1,232
Former Vice President - Strategic Development	2011	$—	$13,816	$500	$—	$—	$14,316
_______________
(1)	Messrs. McCoy and Caulfield resigned as officers and Mr. McCoy resigned as a director on January 11, 2012.
(2)	Mr. Phillips resigned as an officer and concurrently was elected as a director on July 13, 2012.
(3)	Mr. Smith separated from the Company on January 6, 2011.

Compensation Policy. The Company’s executive compensation plan is based on attracting and retaining qualified professionals who possess the skills and leadership necessary to enable the Company to achieve earnings and profitability growth to satisfy its stockholders. The Company must, therefore, create incentives for these executives to achieve both Company and individual performance objectives through the use of performance-based compensation programs. No one component is considered by itself, but all forms of the compensation package are considered in total. Wherever possible, objective measurements will be utilized to quantify performance, but many subjective factors still come into play when determining performance.

Compensation Components. The main elements of its compensation package consist of base salary, stock options and bonus.

Base Salary. The base salary for each executive officer is reviewed and compared to the prior year, with considerations given for increase or decrease. The review is generally on an annual basis, but may take place more often in the discretion of the Compensation Committee.

For fiscal year 2012, the Compensation Committee extended the reduced executive officers’ salaries that were implemented in 2011 in an effort to decrease overall compensation costs and to help the Company improve its operating results in 2012. As a result, the annual base salary of Stanton E. Ross, President and Chief Executive Officer, was set at $175,000 for 2013 which was the same as 2012. Mr. Ross’ 2011 annual salary was reduced from $297,500 to $175,000 effective August 17, 2011. The Compensation Committee set the annual base salaries of Thomas J. Heckman, Chief Financial Officer at $175,000 for 2013, which is the same as his 2012 and 2011 levels.

The Committee plans to review the base salaries for possible adjustments on an annual basis. Base salary adjustments will be based on both individual and Company performance and will include both objective and subjective criteria specific to each executive’s role and responsibility with the Company.

Stock Options and Restricted Stock Awards. The Compensation Committee determined stock option and restricted stock awards based on numerous factors, some of which include responsibilities incumbent with the role of each executive to the Company, tenure with the Company, as well as Company's performances. The vesting period of said options is also tied, in some instances, to Company performance directly related to certain executive’s responsibilities with the Company.

Bonuses. The Compensation Committee has determined that each of the executive officers will be eligible for the following bonuses in 2013 based on their individual performance throughout the year: Stanton E. Ross and Thomas J. Heckman - $75,000 each. The Compensation Committee will review each executive officer's performance on a quarterly basis and determine what, if any, portion of the bonus he has earned and will be paid as of such point. it awarded Thomas J. Heckman a bonus of $50,000 for his performance in 2012.

Other. In July 2008, the Company amended and restated its 401(k) retirement savings plan (the “401(k) Plan”). The amended plan requires the Company to provide a 100% matching contribution for employees who elect to contribute up to 3% of their compensation to the plan and a 50% matching contribution for employee’s elective deferrals between 4% and 5%. The Company has made matching contributions for executives who elected to contribute to the 401(k) Plan during 2010. Each participant is 100% vested at all times in employee and employer matching contributions. As of December 31, 2012, 36,110 shares of Digital common stock were held in the 401(k) Plan. Mr. Heckman, as trustee of the 401(k) Plan, holds the voting power as to the shares of Digital common stock held in the 401(k) Plan. The Company has no profit sharing plan in place for employees. However, it may give consideration to adding such a plan to provide yet another level of compensation to its compensation plan.

The following table presents information concerning the grants of Plan-based awards to the Named Executive Officers during the year ended December 31, 2012:

Grants of Plan-Based Awards

Name	Grant date	Date approved by Compensation Committee	All other option awards: number of securities underlying options (#) (1)	Exercise or base price of option awards ($/Share)	Grant date fair value of stock awards ($) (2)

Stanton E. Ross	1/13/2012	1/13/2012	15,000	$4.80	$27,226
Chairman, CEO and President

Thomas J. Heckman	1/13/2012	1/13/2012	15,000	$4.80	$27,226
Vice President CFO, Treasurer and Secretary

Steven Phillips	1/13/2012	1/13/2012	15,000	$4.80	$27,226
Former Vice President — Engineering
_____________
(1)
These stock option awards were made under the Digital Ally, Inc. Stock Option and Restricted Stock Plans and vest over a two-year period with 7,500 shares vesting on January 13, 2013 and the remainder on January 13, 2014 contingent upon whether the individual is still employed by the Company at that point.

(2)
Stock awards noted represent the aggregate amount of grant date fair value as determined under ASC Topic 718. Please refer to 12 to the consolidated financial statements for further description of the awards and the underlying assumptions utilized to determine the amount of grant date fair value related to such grants.

(3)
Mr. Phillips resigned as an officer effective July 13, 2012 and was concurrently appointed as a director. Mr. Phillips is included in the above table of Grants of Plan-Based Awards through his resignation date.

The following table presents information concerning the outstanding equity awards for the Named Executive Officers as of December 31, 2012:

Outstanding Equity Awards at Fiscal Year-End

Name	Number of securities underlying unexercised options (#) exercisable (1)	Number of securities underlying unexercised options (#) unexercisable (1)	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date

Stanton E. Ross	—	15,000	—	$4.80	1/12/2022
Chairman, CEO	1,875	16,875	—	$13.20	1/10/2021
and President	2,250	1,500	—	$14.24	5/5/2019
	37,500	—	—	$54.40	1/2/2018
	21,875	—	—	$32.40	10/15/ 2017
	25,000	—	—	$12.80	3/3/2017
	24,228	—	—	$8.00	8/31/2015
Kenneth L. McCoy (2)	1,250	11,250	—	$13.20	1/1/2021
Former Director &	1,100	750	—	$24.80	5/5/2019
Vice President — Marketing	1,100	750	—	$14.24	7/30/2019
	18,750	—	—	$54.40	1/2/2018
	12,500	—	—	$12.80	3/3/2017
	62,500	—	—	$8.00	8/31/2015
Thomas J. Heckman	—	15,000	—	$4.80	1/12/2022
CFO, Treasurer and	1,250	11,250	—	$13.20	1/10/2021
Secretary	2,250	1,500	—	$24.80	7/30/2019
	2,250	1,500	—	$14.24	5/5/2019
	1,500	1,000	—	$12.72	3/30/2019
	12,500	—	—	$54.40	1/2/2018
	2,500	—	—	$32.40	10/15/2017
Steven Phillips (3)	—	15,000	—	$4.80	1/12/2022
Director, Former Vice President -	1,250	11,250	—	$13.20	1/10/2021
Engineering	1,125	750	—	$24.80	7/30/2019
	5,625	3,750	—	$14.28	5/4/2019
	5,625	3,750	—	$12.72	3/30/2019
_____________
(1)
These stock option awards were made under the Digital Ally, Inc. Stock Option and Restricted Stock Plans and vest over a the prescribed period contingent upon whether the individual is still employed by the Company at that point.

(2)
Mr. McCoy entered into a Consulting Agreement with the Company on January 13, 2012. Under such Agreement, which has two-year term, his outstanding stock options continue to be exercisable and unvested options continue to vest.

(3)
Mr. Phillips resigned as an officer effective July 13, 2012 and was concurrently appointed as a director. Mr. Phillips’ outstanding stock options continue to vest as long as he remains as a director and therefore are included in the above table of Outstanding Equity Awards at Fiscal Year End Grants of Plan-Based Awards.

The following table presents information concerning the stock options exercised and the vesting of stock awards during 2012 for the Named Executive Officers as of December 31, 2012:

Options Exercises and Stock Vested

	Option Awards		Stock Awards
Name	Number of Shares acquired on exercise (#)	Value realized on exercise ($)	Number of Shares acquired on vesting (#)	Value realized on vesting ($)

Stanton E. Ross Chairman, CEO & President	—	$—	—	$—
Kenneth L. McCoy (1) Former Director & Vice President — Marketing	—	$—	—	$—
Thomas J. Heckman CFO, Treasurer and Secretary	—	$—	—	$—
Steven Phillips (2) Director, Former Vice President — Engineering	—	$—	—	$—
_____________
(1)
Mr. McCoy resigned as an officer and as a director on January 11, 2012. He entered into a Consulting Agreement with the Company on January 13, 2012. Under such Agreement, which has a two-year term, his outstanding stock options continue to be exercisable and unvested options continue to vest.

(2)
Mr. Phillips resigned as an officer effective July 13, 2012 and was concurrently appointed as a director. Mr. Phillips’ outstanding stock options continue vest as long as he remains as a director and therefore are included in the above table.

Stock Option Plans

Securities Authorized for Issuance under Equity Compensation Plans

As of December 31, 2012, the Company had adopted five separate stock option and restricted stock plans: (i) the 2005 Stock Option and Restricted Stock Plan (the “2005 Plan”), (ii) the 2006 Stock Option and Restricted Stock Plan (the “2006 Plan”), (iii) the 2007 Stock Option and Restricted Stock Plan (the “2007 Plan”), (iv) the 2008 Stock Option and Restricted Stock Plan (the “2008 Plan”) and (v) the 2011 Stock Option and Restricted Stock Plan (the “2011 Plan”). These Plans permit the grant of stock options or restricted stock to its employees, non-employee directors and others for up to a total of 875,000 shares of common stock. The Company believes that such awards better align the interests of its employees with those of its stockholders. Option awards have been granted with an exercise price equal to the market price of the Company’s stock at the date of grant with such option awards generally vesting based on the completion of continuous service and having ten-year contractual terms. These option awards provide for accelerated vesting if there is a change in control (as defined in the Plans). The Company has registered all shares of common stock that are issuable under its Plans with the SEC. A total of 89,357 options remain available for grant under the various Plans as of December 31, 2012.

The Plans authorize us to grant (i) to the key employees incentive stock options (except for the 2007 Plan) to purchase shares of common stock and non-qualified stock options to purchase shares of common stock and restricted stock awards, and (ii) to non-employee directors and consultants non-qualified stock options and restricted stock. The Compensation Committee of our Board of Directors administers the Plans by making recommendations to the Board of Directors or determinations regarding the persons to whom options or restricted stock should be granted and the amount, terms, conditions and restrictions of the awards.

The Plans allow for the grant of incentive stock options (except for the 2007 Plan), non-qualified stock options and restricted stock awards. Incentive stock options granted under the Plans must have an exercise price at least equal to 100% of the fair market value of the common stock as of the date of grant. Incentive stock options granted to any person who owns, immediately after the grant, stock possessing more than 10% of the combined voting power of all classes of our stock, or of any parent or subsidiary corporation, must have an exercise price at least equal to 110% of the fair market value of the common stock on the date of grant. Non-statutory stock options may have exercise prices as determined by our Compensation Committee.

The Compensation Committee is also authorized to grant restricted stock awards under the Plans. A restricted stock award is a grant of shares of the common stock that is subject to restrictions on transferability, risk of forfeiture and other restrictions and that may be forfeited in the event of certain terminations of employment or service prior to the end of a restricted period specified by the Compensation Committee. On July 31, 2008, we filed a registration statement on Form S-8 and an amendment to a previously filed Form S-8 with the SEC which registered 6,500,000 shares to be issued upon exercise of the stock options underlying the 2005 Plan, 2006 Plan, 2007 Plan and 2008 Plan. On March 28, 2012, we filed a registration statement on Form S-8 with the SEC which registered 500,000 shares to be issued upon exercise of the stock options or as restricted stock awards under the 2011 Plan.

Equity Compensation Plan Information as of December 31, 2012

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a) (c)

Equity compensation plans approved by stockholders	435,208	$17.87	81,828
Equity compensation plans not approved by stockholders	117,442	$17.87	7,529
Total all plans	552,650	$17.87	89,357

The number of stock options and restricted stock awards that an employee, director, or consultant may receive under our Plans is in the discretion of the administrator and therefore cannot be determined in advance, although the Board of Directors’ policy in 2012 was to grant officers an award of 15,000 options and directors an award of either 4,375 restricted shares, or 8,750 options to purchase shares of common stock.

The following table sets forth (a) the aggregate number of shares subject to options granted under the Plans during the year-ended December 31, 2012 and (b) the average per share exercise price of such options.

Stock Option and Restricted Stock Grants

Name of Individual or Group	Number of Restricted Shares of Common Stock Granted	Number of Options Granted	Average per Share Exercise Price

Stanton E. Ross, Chairman of the Board, CEO & President	—	15,000	$4.80
Leroy C. Richie, Director	4,375	—	$—
Elliot M. Kaplan, Director	—	8,750	$3.52
Daniel F. Hutchins, Director	—	8,750	$3.52
Bernard A. Bianchino, Director	4,375	—	$—
Stephen Gans, Director	7,500	—	$—
Kenneth L. McCoy, Former Director, Vice President – Marketing (1)	—	—	$—
Thomas J. Heckman, Vice President, CFO, Treasurer & Secretary	—	15,000	$4.80
Steven Phillips, Director, Former Vice President -- Engineering (2)	—	15,000	$4.80

All executive officers, as a group	—	30,000	$4.80
All directors who are not executive officers, as a group	16,250	32,500	$4.11
All employees who are not executive officers, as a group	—	78,875	$3.12
_____________
(1)
Mr. McCoy resigned as an officer and a director on January 11, 2012. He entered into a Consulting Agreement with the Company on January 13, 2012. Under such Agreement, which has two-year term, his outstanding stock options continue to be exercisable and unvested options continue to vest.

(2)
Mr. Phillips resigned his position as Vice President – Engineering effective July 13, 2012.  Mr. Phillips was elected as a Director concurrent with his resignation as an officer of the Company. For purposes of the above table, Mr. Phillips stock option and restricted stock grants have been classified as a director who is not also an executive officer.

Employment Contracts; Termination of Employment and Change-in-Control Arrangements

We do not have any employment agreements with any of our executive officers. However, on December 23, 2008, we entered into retention agreements with the following executive officers: Stanton E. Ross, Thomas J. Heckman and Kenneth L. McCoy. On March 30, 2009, we entered into retention agreements with Steven Phillips and on June 2, 2009, we entered into a retention agreement with Michael Caulfield. Messrs. McCoy. Phillips and Caulfield resigned as officers during 2012 and their departures were not covered under our retention agreements with them.

Retention Agreements - Potential Payments Upon Termination or Change of Control

The following table sets forth for each named executive officer potential post-employment payments and payments on a change in control and assumes that the triggering event took place on January 1, 2013.

Retention Agreement Compensation

Name	Change in control payment due based upon successful completion of transaction	Severance payment due based on termination after Change of Control occurs	Total

Stanton E. Ross	$43,750	$175,000	$218,750
Thomas J. Heckman	$43,750	$175,000	$218,750
Total	$87,500	$350,000	$437,500

The retention agreements guarantee the executive officers specific payments and benefits upon a Change in Control of the Company. The retention agreements also provide for specified severance benefits if, after a Change in Control of the Company occurs, the executive officer voluntarily terminates employment for “Good Reason” or is involuntarily terminated without “Cause.”

Under the retention agreements, a “Change in Control” means (i) one party alone, or acting with others, has acquired or gained control over more than 50% of the voting shares of the Company; or (ii) the Company merges or consolidates with or into another entity or completes any other corporate reorganization, if more than 50% of the combined voting power of the surviving entity’s securities outstanding immediately after such merger, consolidation or other reorganization is owned by persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization; or (iii) a majority of the Company’s Board of Directors is replaced and/or dismissed by the stockholders of the Company without the recommendation of or nomination by the Company’s current Board of Directors; or (iv) the Company’s Chief Executive Officer (the “CEO”) is replaced and/or dismissed by stockholders without the approval of the Company’s Board of Directors; or (v) the Company sells, transfers or otherwise disposes of all or substantially all of the consolidated assets of the Company and the Company does not own stock in the purchaser or purchasers having more than 50% of the voting power of the entity owning all or substantially all of the consolidated assets of the Company after such purchase.

“Good Reason” means either (i) a material adverse change in the executive’s status as an executive or other key employee of the Company, including without limitation, a material adverse change in the executive’s position, authority, or aggregate duties or responsibilities; or (ii) any adverse change in the executive’s base salary, target bonus or benefits; or (iii) a request by the Company to materially change the executive’s geographic work location.

“Cause” means (i) the executive has acted in bad faith and to the detriment of the Company; (ii) the executive has refused or failed to act in accordance with any specific lawful and material direction or order of his or her supervisor; (iii) the executive has exhibited, in regard to employment, unfitness or unavailability for service, misconduct, dishonesty, habitual neglect, incompetence, or has committed an act of embezzlement, fraud or theft with respect to the property of the Company; (iv) the executive has abused alcohol or drugs on the job or in a manner that affects the executive’s job performance; and/or (v) the executive has been found guilty of or has plead nolo contendere to the commission of a crime involving dishonesty, breach of trust, or physical or emotional harm to any person. Prior to termination for Cause, the Company shall give the executive written notice of the reason for such potential termination and provide the executive a 30-day period to cure such conduct or act or omission alleged to provide grounds for such termination.

If any Change in Control occurs and the executive continues to be employed as of the completion of such Change in Control, upon completion of such Change in Control, as payment for the executive’s additional efforts during such Change in Control, the Company shall pay the executive a Change in Control benefit payment equal to three months of the his base salary at the rate in effect immediately prior to the Change in Control completion date, payable in a lump sum net of required tax withholdings. If any Change in Control occurs, and if, during the one-year period following the Change in Control, the Company terminates the executive’s employment without Cause or the executive submits a resignation for Good Reason (the effective date of such termination or resignation, the “Termination Date”), then:

(a) The Company shall pay the executive severance pay equal to 12 months of the his base salary at the higher of the rate in effect immediately prior to the Termination Date or the rate in effect immediately prior to the occurrence of the event or events constituting Good Reason, payable on the Termination Date in a lump sum net of required tax withholdings, plus all other amounts then payable by the Company to the executive less any amounts then due and owing from the executive to the Company;

(b) The Company shall provide continuation of the executive’s health benefits at the Company’s expense for 18 months following the Termination Date; and

(c) The executive’s outstanding employee stock options shall fully vest and be exercisable for a 90-day period following the Termination Date.

The executive is not entitled to the above severance benefits for a termination based on death or disability, resignation without Good Reason or termination for Cause. Following the Termination Date, the Company shall also pay the executive all reimbursements for expenses in accordance with the Company’s policies, within ten days of submission of appropriate evidence thereof by the executive.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of March 27, 2013, the number and percentage of outstanding shares of common stock beneficially owned by each person known by us to beneficially own more than five percent of such stock. We have no other class of capital stock outstanding.

Security Ownership of Certain Beneficial Owners

Name and address of beneficial owner	Amount and nature of beneficial ownership	Percent of class
5% Stockholders (excluding executive officers and directors):
None (1)	—	—%
__________
(1)
Based solely on a review of Schedule 13D’s and Form 4’s filed to-date, there are no 5% stockholders other than Mr. Stanton E. Ross, our Chairman, Chief Executive Officer and president and Mr. Gans who is a director of the Company.

The following table sets forth, as of March 27, 2013, the number and percentage of outstanding shares of common stock beneficially owned by each director of the Company, each named officer of the Company, and all our directors and executive officers as a group. We have no other class of capital stock outstanding.

Security Ownership of Management

Name and address of beneficial owner	Amount and nature of beneficial ownership	Percent of class
Executive Officers & Directors: (1)
Stanton E. Ross (2)	155,623	6.7%
Leroy C. Richie (3)	56,442	2.4%
Elliot M. Kaplan (4)	43,387	1.9%
Daniel F. Hutchins (5)	25,449	1.1%
Bernard A. Bianchino (6)	12,473	0.5%
Stephen Gans (7)	385,647	16.7%
Steven Phillips (8)	31,125	1.4%
Thomas J. Heckman (9)	99,546	4.3%

All officers and directors as a group (9 individuals)	809,692	35.0%
_______________
(1)	The address of these persons is c/o Digital Ally, Inc. 9705 Loiret Blvd, Lenexa, KS 66219.
2)
Mr. Ross’s total shares include: (i) vested options to purchase 123,978 shares of common stock; and (ii) 1,500 options that will vest within sixty days. Mr. Ross has pledged 8,651 common shares and all of his outstanding options to purchase common stock to an individual as collateral for personal loans.

(3)
Mr. Richie’s total shares include: (i) vested options to purchase 33,598 shares of common stock; (ii) 250 options that will vest within sixty days; and (iii) 2,187 shares of restricted stock that will vest within sixty days.

(4)
Mr. Kaplan’s total shares include: (i) vested options to purchase 21,450 shares of common stock; and (ii) 4,625 options that will vest within sixty days. Mr. Kaplan has pledged 17,312 common shares to financial institutions as collateral for personal loans.

(5)	Mr. Hutchins’ total shares include: (i) vested options to purchase 17,875 shares of common stock; and (ii) 4,625 options that will vest within sixty days.
(6)	Mr. Bianchino’s total shares include 2,187 shares of restricted common stock that will vest within sixty days.
(7)	Mr. Gans’ total shares include 2,499 shares of restricted common stock that will vest within sixty days.
(8)	Mr. Phillips’ total shares include: (i) vested options to purchase 27,375 shares of common stock; and (ii) 3,750 options that will vest within sixty days.
(9)
Mr. Heckman's total shares include (i) vested options to purchase 33,250 shares of common stock; (ii) 9,000 options that will vest within sixty days; and (iii) 36,110 shares of common stock held in the Company's 401(k) Plan (on December 31, 2012) as to which Mr. Heckman has voting power as trustee of the 401(k) Plan.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Act of 1934, as amended, requires our executive officers and directors, and persons who own more than ten percent of our common stock, to file with the Securities and Exchange Commission reports of ownership of, and transactions in, our securities and to provide us with copies of those filings. To our knowledge, based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons, we believe that during the year ended December 31, 2012, all filing requirements applicable to our officers, directors and greater than ten percent beneficial owners were complied with, except for Mr. Ross who failed to file one report disclosing three transactions on a timely basis and Mr. Gans who failed to file four reports disclosing a total of twenty-eight transactions on a timely basis.

Transactions with Related Persons

Certain Relationships and Related Person Transactions

The Company engaged in no reportable transactions with related persons during the years ended December 31, 2012 and 2011.

Other Matters

The Board of Directors is not aware of any other matters to be presented for action at the annual meeting. However, if any other matter is properly presented at the annual meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the Board of Directors may recommend.

Advance Notice Provisions For Stockholder Proposals and Nominations

The bylaws of the Company provide that in order for a stockholder to nominate directors at an annual meeting or to propose business to be brought before an annual meeting, the stockholder must give timely, written notice to the Secretary of the Company and such notice must be received at the principal executive offices of the Company not less than 120 days before the date of its release of the proxy statement to stockholders in connection with its previous year’s annual meeting of stockholders.

Such stockholder’s notice shall include, with respect to each matter that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, and with respect to each person whom the stockholder proposes to nominate for election as a director, all information relating to such person, including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director, that is required under the Securities Exchange Act of 1934, as amended.

In addition, the stockholder must include in such notice the name and address, as they appear on the Company’s records, of the stockholder proposing such business or nominating such persons, and the name and address of the beneficial owner, if any, on whose behalf the proposal or nomination is made, the class and number of shares of capital stock of the Company that are owned beneficially and of record by such stockholder of record and by the beneficial owner, if any, on whose behalf the proposal or nomination is made, and any material interest or relationship that such stockholder of record and/or the beneficial owner, if any, on whose behalf the proposal or nomination is made may respectively have in such business or with such nominee. At the request of the Board of Directors, any person nominated for election as a director shall furnish to the Secretary of the Company the information required to be set forth in a stockholder’s notice of nomination which pertains to the nominee.

Future Proposals of Stockholders

The deadline for stockholders to submit proposals to be considered for inclusion in the proxy statement for the next annual meeting of stockholders is December 27, 2013.

Annual Report

This proxy statement is accompanied by a copy of our annual report for the fiscal year ended December 31, 2012.

BY ORDER OF THE BOARD OF DIRECTORS

Chairman of the Board, Chief Executive Officer and President
April 26, 2013
Lenexa, Kansas

Appendix A
Digital Ally, Inc.
2013 Stock Option and Restricted Stock Plan

1. Purposes.

(a) Background. This 2013 Stock Option and Restricted Stock Plan was adopted on March 22, 2013 by the Board of Directors, subject to the approval of the Company’s stockholders. Options granted under the Plan prior to the stockholders’ approval will be effective upon approval of the stockholders as of their respective dates of grant.

(b) Eligible Award Recipients. The persons eligible to receive Awards are the Employees and Directors of the Company and its Affiliates.

(c) Available Awards. The purpose of the Plan is to provide a means by which eligible recipients may be given an opportunity to benefit from increases in value of the Common Stock through the granting of the following: (i) Incentive Stock Options, (ii) Nonqualified Stock Options, (iii) rights to acquire restricted stock, and (iv) stock appreciation rights.

(d) General Purpose. The Company, by means of the Plan, seeks to retain the services of the group of persons eligible to receive Awards, to secure and retain the services of new members of this group and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

2. Definitions.

(a) “Affiliate” means any entity that controls, is controlled by, or is under common control with the Company.

(b) “Award” means any right granted under the Plan, including an Option, a right to acquire restricted Common Stock, and a stock appreciation right.

(c) “Award Agreement” means a written agreement between the Company and a holder of an Award (other than an Option) evidencing the terms and conditions of an individual Award grant.

(d) “Board” means the board of directors of the Company.

(e) “Code” means the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

(f) “Committee” means a pre-existing or newly formed committee of members of the Board appointed by the Board in accordance with subsection 3(c).

(g) “Common Stock” means the shares of the Company’s common stock par value $0.001 and other rights with respect to such shares.

(h) “Company” means Digital Ally, Inc., a Nevada corporation.

(i) “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee or Director is not interrupted or terminated. Unless otherwise provided in an Award Agreement or Option Agreement, as applicable, the Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service to the Company or an Affiliate as an Employee or Director. The Board, in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence, including sick leave, military leave or any other personal leave.

(j) “Covered Employee” means the Company’s chief executive officer and the four (4) other highest compensated officers of the Company for whom total compensation is required to be reported to stockholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

(k) “Director” means a member of the Board of the Company.

(l) “Disability” means the Participant’s inability, due to illness, accident, injury, physical or mental incapacity or other disability, to carry out effectively the duties and obligations to the Company and its Affiliates performed by such person immediately prior to such disability for a period of at least six (6) months, as determined in the good faith judgment of the Board.

(m) “Dollars” or “$” means United States dollars.

(n) “Employee” means any person employed by the Company or an Affiliate. Service as a Director or payment of a director’s fee by the Company or an Affiliate alone shall not be sufficient to constitute “employment” by the Company or an Affiliate.

(o) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(p) “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange, or traded on the Nasdaq Global Market, the Nasdaq Capital Market or the Nasdaq OTC Bulletin Board, the Fair Market Value of the Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in Common Stock if such stock is traded on more than one such exchange or market) on the last market trading day prior to the day of determination, as reported by such exchange or market or such other source as the Board reasonably deems reliable.

(ii) In the absence of such markets for the Common Stock, the Fair Market Value shall be determined in good faith by the Board.

(q) “Incentive Stock Option” means an option designated as an incentive stock option in an Option Agreement and that is granted in accordance with the requirements of, and that conforms to the applicable provisions of, Section 422 of the Code.

(r) “Independent Director” means (i) a Director who satisfies the definition of Independent Director or similar definition under the applicable stock exchange or Nasdaq rules and regulations upon which the Common Stock is traded from time to time and (ii) a Director who either (A) is not a current employee of the Company or an “affiliated corporation” (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an “affiliated corporation” receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an “affiliated corporation” at any time and is not currently receiving direct or indirect remuneration from the Company or an “affiliated corporation” for services in any capacity other than as a Director or (B) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.

(s) “Nonqualified Stock Option” means an option that is not designated in an Option Agreement as an Incentive Stock Option or was not granted in accordance with the requirements of, and does not conform to the applicable provisions of, Section 422 of the Code.

(t) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(u) “Option” means an Incentive Stock Option or a Nonqualified Stock Option granted pursuant to the Plan.

(v) “Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an individual Option grant.

(w) “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

(x) “Participant” means a person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

(y) “Plan” means this Digital Ally, Inc. 2013 Stock Option and Restricted Stock Plan.

(z) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

(aa) “Securities Act” means the Securities Act of 1933, as amended.

(bb) “Ten Percent Stockholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any parent corporation or any subsidiary corporation, both as defined in Section 424 of the Code.

3. Administration.

(a) Administration by Board. The Board shall administer the Plan unless and until the Board delegates administration to a Committee, as provided in subsection 3(c). The Board may, at any time and for any reason in its sole discretion, rescind some or all of such delegation.

(b) Powers of Board. The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i) To determine from time to time which of the persons eligible under the Plan shall be granted Awards; when and how each Award shall be granted; what type or combination of types of Award shall be granted; the provisions of each Award granted (which need not be identical), including the time or times when a person shall be permitted to receive Common Stock pursuant to an Award; and the number of shares of Common Stock with respect to which an Award shall be granted to each such person.

(ii) To construe and interpret the Plan, Awards granted under it, Option Agreements and Award Agreements, and to establish, amend and revoke rules and regulations for their administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Option Agreement or Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

(iii) To amend the Plan, an Award, an Award Agreement or an Option Agreement as provided in Section 12, provided that, the Board shall not amend the Fair Market Value of an Award or extend the term of an Option or Award without obtaining the approval of the stockholders if required by the rules of any stock exchange upon which the Common Stock is listed.

(iv) To reprice any Options granted under the Plan by lowering the exercise price of an Option after it is granted, canceling an Option at a time when its exercise price exceeds the Fair Market Value of the stock underlying the Option, in exchange for another Option or Award, as well as any other action that is treated as a repricing under generally accepted accounting principles.

(v) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

(c) Delegation to Committee.

(i) General. The Board may delegate administration of the Plan and its powers and duties thereunder to a Committee or Committees, and the term “Committee” shall apply to any person or persons to whom such authority has been delegated. Upon such delegation, the Committee shall have the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be deemed to include the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under this Plan, except respecting matters under Rule 16b-3 of the Exchange Act or Section 162(m) of the Code, or any rules or regulations issued thereunder, which are required to be determined in the sole discretion of the Committee.

(ii) Committee Composition. A Committee shall consist solely of two (2) or more Independent Directors. Within the scope of its authority, the Board or the Committee may (1) delegate to a committee of one or more members of the Board who are not Independent Directors the authority to grant Awards to eligible persons who are either (a) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Award or (b) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code, and/or (2) delegate to a committee of one or more members of the Board who are not Independent Directors or to the Company’s Chief Executive Officer the authority to grant Awards to eligible persons who are not then subject to Section 16 of the Exchange Act.

(d) Effect of Board’s Decision; No Liability. All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons. No member of the Board or the Committee or any person to whom duties hereunder have been delegated shall be liable for any action, interpretation or determination made in good faith, and such persons shall be entitled to full indemnification and reimbursement consistent with applicable law and in the manner provided in the Company’s Articles of Incorporation and Bylaws, as the same may be amended from time to time, or as otherwise provided in any agreement between any such member and the Company.

4. Stock Subject to the Plan.

(a) Stock Reserve. Subject to the provisions of Section 11 relating to adjustments upon changes in Common Stock, the shares of Common Stock that may be issued pursuant to Awards shall not exceed in the aggregate one hundred thousand (100,000) shares of Common Stock.

(b) Reversion of Stock to the Stock Reserve. If any Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the shares of Common Stock not acquired under such Award shall revert to and again become available for issuance under the Plan.

(c) Source of Stock. The Common Stock subject to the Plan may be unissued stock or reacquired stock, bought on the market or otherwise.

5. Eligibility.

(a) Eligibility for Specific Awards. Incentive Stock Options may be granted only to Employees. Awards other than Incentive Stock Options may be granted to Employees and Directors.

(b) Ten Percent Stockholders. A Ten Percent Stockholder shall not be granted an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock at the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

6. Option Provisions.

Each Option Agreement shall be subject to the terms and conditions of this Plan. Each Option and Option Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. All Options shall be separately designated Incentive Stock Options or Nonqualified Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for the shares of Common Stock purchased on exercise of each type of Option. The provisions of separate Options need not be identical.

(a) Provisions Applicable to All Options.

(i) Consideration. The purchase price of the shares of Common Stock acquired pursuant to an Option shall be paid as follows: (a) in cash or by certified or official bank check, payable to the order of the Company, in the amount (the “Purchase Price”) equal to the exercise price of the Option multiplied by the number of shares plus payment of all taxes applicable upon such exercise; (b) with shares owned by the Optionholder having a Fair Market Value at the time the Option is exercised equal to the Purchase Price plus payment in cash of all taxes applicable upon such exercise, with the prior approval of the Board; (c) by surrendering to the Company the right to acquire a number of shares having an aggregate value such that the amount by which the Fair Market Value of such shares exceeds the aggregate exercise price is equal to the Purchase Price plus payment in cash of all taxes applicable upon such exercise, with the prior approval of the Board; (d) any combination of the foregoing; or (e) a manner acceptable to the Board.

(ii) Vesting Generally. An Option may (A) vest, and therefore become exercisable, in periodic installments that may, but need not, be equal, or (B) be fully vested at the time of grant. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The vesting provisions, if any, of individual Options may vary. The provisions of this subsection 6(a)(ii) are subject to any Option Agreement provisions governing the minimum number of Common Stock as to which an Option may be exercised.

(iii) Termination of Continuous Service. Unless otherwise provided in the Option Agreement, in the event an Optionholder’s Continuous Service terminates (other than upon the Optionholder’s death, Disability, retirement or as a result of a Change of Control), all Options held by the Optionholder shall immediately terminate; provided, however, that an Option Agreement may provide that if an Optionholder’s Continuous Service is terminated for reasons other than for cause, all vested Options held by such person shall continue to be exercisable until the earlier of the expiration date of such Option or ninety (90) days after the date of such termination. All such vested Options not exercised within the period described in the preceding sentence shall terminate.

(iv) Disability or Death of Optionholder. Unless otherwise provided in the Option Agreement, in the event of an Optionholder’s Disability or death, all unvested Options shall immediately terminate, and all vested Options held by such person shall continue to be exercisable for twelve months after the date of such Disability or death. All such vested Options not exercised within such twelve-month period shall terminate.

(v) Retirement. Unless otherwise provided in the Option Agreement, in the event of the Optionholder’s retirement, all unvested Options shall automatically vest on the date of such retirement and all Options shall be exercisable for the earlier of twelve (12) months after such retirement date or the expiration date of such Options. All such Options not exercised within the period described in the preceding sentence shall terminate.

(b) Provisions Applicable to Incentive Stock Options.

(i) Term. Subject to the provisions of subsection 5(b) regarding Ten Percent Stockholders, no Incentive Stock Option shall be exercisable after the expiration of ten (10) years from the date it was granted. Further, no grant of an Incentive Stock Option shall be made under this Plan more than ten (10) years after the date the Plan is approved by the stockholders of the Company.

(ii) Exercise Price of an Incentive Stock Option. Subject to the provisions of subsection 5(b) regarding Ten Percent Stockholders, the exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted.

(iii) Transferability of an Incentive Stock Option. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder.

(iv) Incentive Stock Option $100,000 Limitation. Notwithstanding any other provision of the Plan or an Option Agreement, the aggregate Fair Market Value of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Optionholder in any calendar year, under the Plan or any other option plan of the Company or its Affiliates, shall not exceed One Hundred Thousand Dollars ($100,000). For this purpose, the Fair Market Value of the Common Stock shall be determined as of the time an Option is granted. The Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonqualified Stock Options.

(c) Provisions Applicable to Nonqualified Stock Options.

(i) Exercise Price of a Nonqualified Stock Option. The exercise price of each Nonqualified Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted.

(ii) Transferability of a Nonqualified Stock Option. A Nonqualified Stock Option shall be transferable, if at all, to the extent provided in the Option Agreement. If the Option Agreement does not provide for transferability, then the Nonqualified Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder.

7. Provisions of Awards Other than Options.

(a) Restricted Stock Awards. Each restricted stock Award agreement shall be in such form and shall contain such restrictions, terms and conditions, if any, as the Board shall deem appropriate and shall be subject to the terms and conditions of this Plan. The terms and conditions of restricted stock Award Agreements may change from time to time, and the terms and conditions of separate restricted stock Award Agreements need not be identical, but each restricted stock Award Agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i) Consideration. A restricted stock Award may be awarded in consideration for past services actually rendered, or for future services to be rendered, to the Company or an Affiliate for its benefit.

(ii) Vesting. Common Stock awarded under the restricted stock Award Agreement may (A) be subject to a vesting schedule to be determined by the Board or (B) be fully vested at the time of grant.

(iii) Termination of Participant’s Continuous Service. Unless otherwise provided in the restricted stock Award Agreement, in the event a Participant’s Continuous Service terminates prior to a vesting date set forth in the restricted stock Award Agreement, any unvested restricted stock Award shall be forfeited and automatically transferred to and reacquired by the Company at no cost to the Company, and neither the Participant nor his or her heirs, executors, administrators or successors shall have any right or interest in the restricted stock Award. Notwithstanding the foregoing, unless otherwise provided in the restricted stock Award agreement, in the event a Participant’s Continuous Service terminates as a result of (A) being terminated by the Company for reasons other than for cause, (B) death, (C) Disability, (D) retirement, or (E) a Change of Control (subject to the provisions of Section 11(c) hereof), then any unvested restricted stock Award shall vest immediately upon such date.

(iv) Transferability. Rights to acquire Common Stock under the restricted stock Award Agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the restricted stock Award Agreement, as the Board shall determine in its discretion, so long as Common Stock awarded under the restricted stock Award Agreement remain subject to the terms of the restricted stock Award Agreement.

(b) Grant of Stock Appreciation Rights. Stock appreciation rights to receive in shares of Common Stock the excess of the Fair Market Value of Common Stock on the date the rights are surrendered over the Fair Market Value of Common Stock on the date of grant may be granted to any Employee or Director selected by the Board. A stock appreciation right may be granted (i) in connection and simultaneously with the grant of another Award, (ii) with respect to a previously granted Award, or (iii) independent of another Award. A stock appreciation right shall be subject to such terms and conditions not inconsistent with this Plan as the Board shall impose and shall be evidenced by a written stock appreciation right agreement, which shall be executed by the Participant and an authorized officer of the Company. The Board, in its discretion, may determine whether a stock appreciation right is to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code and stock appreciation right agreements evidencing stock appreciation rights intended to so qualify shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code. The Board may, in its discretion and on such terms as it deems appropriate, require as a condition of the grant of a stock appreciation right that the Participant surrender for cancellation some or all of the Awards previously granted to such person under this Plan or otherwise. A stock appreciation right, the grant of which is conditioned upon such surrender, may have an exercise price lower (or higher) than the exercise price of the surrendered Award, may contain such other terms as the Board deems appropriate, and shall be exercisable in accordance with its terms, without regard to the number of shares, price, exercise period or any other term or condition of such surrendered Award.

8. Availability of Stock.

Subject to the restrictions set forth in Section 4(a), during the terms of the Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Awards.

9. Use of Proceeds from Stock.

Proceeds from the sale of Common Stock pursuant to Awards shall constitute general funds of the Company.

10. Miscellaneous.

(a) Exercise of Awards. Awards shall be exercisable at such times, or upon the occurrence of such event or events as the Board shall determine at or subsequent to grant. Awards may be exercised in whole or in part. Common Stock purchased upon the exercise of an Award shall be paid for in full at the time of such purchase.

(b) Acceleration of Exercisability and Vesting. The Board shall have the power to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.

(c) Stockholder Rights.

(i) Options. Unless otherwise provided in and upon the terms and conditions in the Option Agreement, no Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any Common Stock subject to an Option unless and until such Participant has satisfied all requirements for exercise of, and has exercised, the Option pursuant to its terms.

(ii) Restricted Stock. Unless otherwise provided in and upon the terms and conditions in the restricted stock Award Agreement, a Participant shall have the right to receive all dividends and other distributions paid or made respecting such restricted stock, provided, however, no unvested restricted stock shall have any voting rights of a stockholder respecting such unvested restricted stock unless and until such unvested restricted stock become vested.

(d) No Employment or other Service Rights. Nothing in the Plan or any instrument executed or Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted, or any other capacity, or shall affect the right of the Company or an Affiliate to terminate with or without notice and with or without cause (i) the employment of an Employee or an Affiliate or (ii) the service of a Director of the Company or an Affiliate.

(e) Withholding Obligations. If the Company has or will have a legal obligation to withhold the taxes related to the grant, vesting or exercise of the Award, such Award may not be granted, vested or exercised in whole or in part, unless such tax obligation is first satisfied in a manner satisfactory to the Company. To the extent provided by the terms of an Award Agreement or Option Agreement, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) tendering a cash payment in Dollars; (ii) authorizing the Company to withhold Common Stock from the Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (iii) delivering to the Company owned and unencumbered Common Stock.

(f) Listing and Qualification of Stock. This Plan and the grant and exercise of Awards hereunder, and the obligation of the Company to sell and deliver Common Stock under such Awards, shall be subject to all applicable United States federal and state laws, rules and regulations, and any other laws applicable to the Company, and to such approvals by any government or regulatory agency as may be required. The Company, in its discretion, may postpone the issuance or delivery of Common Stock upon any exercise of an Award until completion of any stock exchange listing, or the receipt of any required approval from any stock exchange or other qualification of such Common Stock under any United States federal or state law rule or regulation as the Company may consider appropriate, and may require any individual to whom an Award is granted, such individual’s beneficiary or legal representative, as applicable, to make such representations and furnish such information as the Board may consider necessary, desirable or advisable in connection with the issuance or delivery of the Common Stock in compliance with applicable laws, rules and regulations.

(g) Non-Uniform Determinations. The Board’s determinations under this Plan (including, without limitation, determinations of the persons to receive Awards, the form, term, provisions, amount and timing of the grant of such Awards and of the agreements evidencing the same) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Awards under this Plan, whether or not such persons are similarly situated.

11. Adjustments Upon Changes in Stock.

(a) Capitalization Adjustments. If any change is made in the Common Stock subject to the Plan, or subject to any Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of stock, exchange of stock, change in corporate structure or other transaction), the Plan will be appropriately adjusted in the class(es) and maximum number of securities subject to the Plan pursuant to subsection 4(a) and the maximum number of securities subject to award to any person pursuant to subsection 5(c), and the outstanding Awards will be appropriately adjusted in the class(es) and number of securities and price per stock of Common Stock subject to such outstanding Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a transaction “without receipt of consideration” by the Company.)

(b) Dissolution or Liquidation. In the event of a dissolution or liquidation of the Company, then all outstanding Awards shall terminate immediately prior to such event.

(c) Asset Sale, Merger, Consolidation or Reverse Merger. In the event of a Change of Control (as defined below), any unvested Awards shall vest immediately prior to the closing of the Change of Control, and the Board shall have the power and discretion to provide for the Participant’s election alternatives regarding the terms and conditions for the exercise of, or modification of, any outstanding Awards granted hereunder, provided, however, such alternatives shall not affect the then current exercise provisions without such Participant’s consent. The Board may provide that Awards granted hereunder must be exercised in connection with the closing of such transaction, and that if not so exercised such Awards will expire. Any such determinations by the Board may be made generally with respect to all Participants, or may be made on a case-by-case basis with respect to particular Participants. For the purpose of this Plan, a “Change of Control” shall have occurred in the event one or more persons acting individually or as a group (i) acquires sufficient additional stock to constitute more than fifty percent (50%) of (A) the total Fair Market Value of all Common Stock issued and outstanding or (B) the total voting power of all shares of capital stock authorized to vote for the election of directors; (ii) acquires, in a twelve (12) month period, thirty-five percent (35%) or more of the voting power of all shares of capital stock authorized to vote for the election of directors, or alternatively a majority of the members of the board is replaced during any twelve (12) month period by directors whose appointment was not endorsed by a majority of the members of the board; or (iii) acquires, during a twelve (12) month period, more than forty percent (40%) of the total gross fair market value of all of the Company’s assets. Notwithstanding the foregoing, the provisions of this Section 11(c) shall not apply to (i) any transaction involving any stockholder that individually or as a group owns more than fifty percent (50%) of the outstanding Common Stock on the date this Plan is approved by the Company’s stockholders, until such time as such stockholder first owns less than forty percent (40%) of the total outstanding Common Stock, or (ii) any transaction undertaken for the purpose of reincorporating the Company under the laws of another jurisdiction, if such transaction does not materially affect the beneficial ownership of the Company’s capital stock.

12. Amendment of the Plan and Awards.

(a) Amendment of Plan. The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 11 relating to adjustments upon changes in Common Stock, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy the requirements of Section 422 of the Code, Rule 16b-3 or any applicable Nasdaq or securities exchange listing requirements.

(b) Stockholder Approval. The Board may, in its sole discretion, submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

(c) Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

(d) No Impairment of Rights. Rights under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless the Participant consents in writing.

(e) Amendment of Awards. Subject to Section 3(b)(iii), the Board at any time, and from time to time, may amend the terms of any one or more Awards; provided, however, that the rights under any Award shall not be impaired by any such amendment unless the applicable Participant consents in writing.

13. Termination or Suspension of the Plan.

(a) Plan Term. The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the day before the tenth (10th) anniversary of the date the Plan is adopted by the stockholders of the Company. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

(b) No Impairment of Rights. Suspension or termination of the Plan shall not impair rights and obligations under any Award granted while the Plan is in effect except with the written consent of the Participant.

(c) Savings Clause. This Plan is intended to comply in all aspects with applicable laws and regulations. In case any one or more of the provisions of this Plan shall be held invalid, illegal or unenforceable in any respect under applicable law or regulation, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby and the invalid, illegal or unenforceable provision shall be deemed null and void; however, to the extent permissible by law, any provision which could be deemed null and void shall first be construed, interpreted or revised retroactively to permit this Plan to be construed in compliance with all applicable laws so as to foster the intent of this Plan.

14. Effective Date of Plan.

The Plan shall become effective as determined by the Board, but no Award shall be exercised (or, in the case of a restricted stock Award, shall be granted) unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

15. Choice of Law.

The law of the state of Nevada shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of laws rules.

(The Plan was adopted by the Board of Directors on March 22, 2013).

Admission Ticket
Bring this ticket with you for admission to the 2013 Annual Meeting

Digital Ally, Inc.
2013 Annual Meeting of Stockholders
Thursday, May 30, 2013 at 10:00 a.m. CDT
9705 Loiret Boulevard
Lenexa, Kansas 66219

Your vote is important

FOLD AND DETACH HERE AND READ THE REVERSE SIDE

DIGITAL ALLY, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE 2013 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON THURSDAY, MAY 30, 2013

The undersigned hereby appoints Thomas J. Heckman and Christa Morrow, and each of them as the true and lawful attorney, agent and proxy of the undersigned, with full power of substitution, to represent and to vote all shares of common stock of Digital Ally, Inc. held of record by the undersigned on April 8, 2013, at the 2013 Annual Meeting of Stockholders to be held at the corporate facility located at 9705 Loiret Boulevard, Lenexa, Kansas 66219, on Thursday, May 30, 2013 at 10:00 a.m., CDT, and at any adjournments thereof.

Any and all proxies heretofore given are hereby revoked.

When properly executed, this proxy will be voted as designated by the undersigned.

If no choice is specified, the proxy will be voted, in relation to Proposal 6, FOR the ratification of the appointment of Grant Thornton as our independent registered public accounting firm.

In his or her discretion, the proxy is authorized to vote upon such other business that may properly come before the annual meeting.

(Continued and to be dated and signed on reverse side)

2013 ANNUAL MEETING OF STOCKHOLDERS OF DIGITAL ALLY, INC.
Thursday, May 30, 2013
Please date, sign and mail your proxy card in the envelope provided as soon as possible.
Please mark your vote in blue or black ink as shown here
Please detach along perforated line and mail in the envelope provided.

The Board of Directors recommends that you vote as follows: “FOR” the election of the seven nominees to the Board of Directors; “FOR” Proposals 2, 3, 4 and 6; and a vote of "3 YEARS" for Proposal 5.

Proposal 1: Election of Directors of the Company
☐FOR ALL NOMINEES ☐WITHHOLD AUTHORITY FOR ALL NOMINEES ☐FOR ALL EXCEPT (See instructions below)	NOMINEES: ☐Stanton E. Ross ☐Leroy C. Richie ☐Daniel F. Hutchins ☐Bernard A. Bianchino ☐Elliot M. Kaplan ☐Stephen Gans ☐Steven Phillips
INSTRUCTIONS:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

Proposal 2. FOR approval of the amendment to our Articles of Incorporation to increase the number of authorized shares of our capital stock that we may issue from 9,375,000 to 85,000,000, of which 75,000,000 shares shall be classified as common stock and 10,000,000 shares shall be classified as blank check preferred stock:
	FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal 3. FOR approval of the 2013 Stock Option and Restricted Stock Plan:	FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal 4. FOR approval, in an advisory, non-binding vote, of the compensation of the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion in the accompanying proxy statement:
	FOR ☐	AGAINST ☐	ABSTAIN ☐

	Three (3)	Two (2)	One (1)
Proposal 5. To vote that the advisory, non-binding stockholder vote regarding our executive compensation should occur every three years, two years or every year:	Years ☐	Years ☐	Year ☐	ABSTAIN ☐

Proposal 6. FOR ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm:	FOR ☐	AGAINST ☐	ABSTAIN ☐
In his discretion, the proxy is authorized to vote upon such other business that may properly come before the 2013 Annual Meeting.	FOR ☐	☐	AGAINST ☐

Signature of Stockholder	Date	Signature of Stockholder	Date

NOTE:
Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

EMAIL ADDRESS OF STOCKHOLDER: